IMPORTANT
PROXY MATERIALS
PLEASE CAST YOUR VOTE NOW!
FIDELITY MUNICIPAL MONEY MARKET FUND
SPARTAN(Registered trademark) NEW JERSEY MUNICIPAL MONEY MARKET FUND
Dear Shareholder:
I am writing to let you know that a special shareholder meeting of Fidelity
Municipal Money Market Fund (FIDELITY MUNICIPAL) and Spartan New Jersey
Municipal Money Market Fund (SPARTAN NJ) will be held in November. The purpose of the meeting is to vote on several important proposals that affect the funds and your investment in them. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your fund.
This package contains information about the proposals and the materials to use when voting by mail.
Please read the enclosed materials and cast your vote on the proxy card.
PLEASE VOTE AND RETURN YOUR CARD PROMPTLY.  YOUR VOTE IS EXTREMELY
IMPORTANT, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
All of the proposals have been carefully reviewed by the Board of Trustees.
The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interest of shareholders. They recommend that you vote for each proposal.

The following Q&A is provided to assist you in understanding the proposals.
Each of these proposals is described in greater detail in the enclosed proxy statement.
VOTING BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED. To cast your vote, simply complete the proxy card enclosed in this package.
Be sure to sign the card before mailing it in the postage-paid envelope.
If you have any questions before you vote, please call us at 1-800-544-8888. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.
Sincerely,
Edward C. Johnson 3d
President


IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS
Please read the full text of the enclosed proxy statement. Below is a brief overview of all of the proposals found in the proxy statement that are to be voted on at the special shareholder meeting. Some of the proposals described in this overview may not apply to your fund. If you have any questions regarding the proposals, please call us at 1-800-544-8888. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.
WHAT IS THE BENEFIT OF PERMITTING SPARTAN NJ TO INVEST ITS ASSETS IN
ANOTHER OPEN-END INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT
OBJECTIVE AND POLICIES?  (PROPOSAL 1)
Fidelity Management & Research Company (FMR) and the Board of Trustees continually review methods of structuring mutual funds to take maximum advantage of potential efficiencies. A number of mutual fund companies have developed "master-feeder" fund structures under which several "feeder" funds invest all of their assets in a single pooled investment, or "master" fund. The benefit of the master-feeder fund structure is that different funds with substantially the same investment objective but different servicing and distribution features may combine their investments and achieve operational efficiencies in one master fund. An example would be funds with the same investment objective but different minimum investments due to the servicing of individual shareholders versus institutional clients.
This proposal would enable the fund to invest all of its assets in another open-end investment company, managed by FMR or an affiliate, with substantially the same investment objective and policies. The master-feeder fund structure could generate operational efficiencies and the opportunity to reduce costs. No such plans are being contemplated for the fund at this time and the Trustees would only allow it in the future if they determined that it would be in the best interests of the fund and its shareholders.
WHAT IS BEING AMENDED IN FIDELITY MUNICIPAL'S MANAGEMENT CONTRACT?
(PROPOSAL 2)
The proposed amendment modifies Fidelity Municipal's management contract with FMR. The modification would reduce the Group Fee Rate portion of the management fee paid by the fund when FMR's assets under management exceed certain levels. The result of this modification would be a Group Fee Rate that is the same as, or lower than, the fee payable under the present management contract.
WHAT IS THE REASON FOR AMENDING SPARTAN NJ'S FUNDAMENTAL INVESTMENT
LIMITATION CONCERNING REAL ESTATE? (PROPOSAL 3)
This proposal has two primary objectives. First, it clarifies the types of securities in which the fund is authorized to invest. Second, it conforms the fund's real estate limitation to a limitation that is expected to become standard for all funds managed by FMR.
The fund does not expect to invest in real estate and adoption of the proposed limitation concerning real estate is not expected to significantly affect the way in which the fund is managed, the investment performance of the fund, or the securities in which the fund invests. However, to the extent that the fund invests to a greater degree in real estate related securities, it will be subject to the risks of the real estate market.
WHAT IS THE BENEFIT OF AMENDING FIDELITY MUNICIPAL'S FUNDAMENTAL INVESTMENT
LIMITATION CONCERNING DIVERSIFICATION? (PROPOSAL 4)
Under the fund's current limitation, the fund may not invest more than 5% of its total assets in any one issuer or own more than 10% of the voting securities of any such issuer with respect to 75% of its total assets. The proposed fundamental limitation concerning diversification is the limitation imposed by the Investment Company Act of 1940 for diversified mutual funds.
The amended limitation would allow the fund to invest without limit in the securities of other investment companies. As a result of an order of exemption granted by the SEC, the fund may currently invest up to 25% of its total assets in non-publicly offered money market funds (the Central
Funds) managed by Fidelity Management & Research Company (FMR) or an affiliate of FMR. The primary benefit of having the Central Funds as an investment alternative is enhanced efficiency of cash management by providing increased short-term investment opportunities.
WHAT IS THE PURPOSE OF MOVING MY FUND INTO A DIFFERENT TRUST? (PROPOSALS 5
AND 6)
These proposals would reorganize the funds into trusts with similar investment objectives and policies. For example, Fidelity Municipal would be placed in a trust with another national municipal money market fund.
Spartan NJ would be placed in a trust with another New Jersey municipal money market fund. These reorganizations would increase efficiency by consolidating the production and mailing of certain financial and legal documents. THE PROPOSED REORGANIZATION WILL HAVE NO MATERIAL EFFECT ON
SHAREHOLDERS OR THE MANAGEMENT OF THE YOUR FUND.
WHAT IS MEANT BY "ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS"?
(PROPOSALS 7 - 9, SPARTAN NJ ONLY)
For more than four years, we have been asking shareholders to vote by proxy on proposals to standardize investment limitations. This is being done in order to standardize these limitations for all of the funds managed by FMR.
The Board of Trustees of the funds has asked FMR to analyze the investment limitations of the Fidelity funds, and where appropriate, to adopt standard fundamental limitations.
Fidelity believes that increased standardization will help promote operational efficiencies and facilitate monitoring of investment compliance. AS A PRACTICAL MATTER, IT IS NOT ANTICIPATED THAT THESE
PROPOSALS WILL SUBSTANTIALLY AFFECT THE WAY THE FUND IS CURRENTLY MANAGED.

THE PROXY SAYS THAT THE BOARD OF TRUSTEES HAS APPROVED THESE CHANGES.  WHAT
ROLE DOES THE BOARD PLAY?
The Trustees oversee the investment policies of the fund. Members of the Board are fiduciaries and have an obligation to serve the best interests of the fund's shareholders, including approving policy changes such as those proposed for your fund. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the fund.
HOW MANY VOTES AM I ENTITLED TO CAST?
As a shareholder, you are entitled to one vote for each share you own on the record date. The record date is September 22, 1997.
HOW DO I VOTE MY SHARES?
You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need assistance, or have any questions regarding the proposals, please call us at 1-800-544-8888.
HOW DO I SIGN THE PROXY CARD?
INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.
JOINT ACCOUNTS: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.
ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity.
For example, a trustee for a trust or other entity should sign, "Ann B.
Collins, Trustee."

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
                 Filed by the Registrant                      [X]

                 Filed by a Party other than the Registrant   [  ]

Check the appropriate box:

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
[  ]   Preliminary Proxy Statement



[  ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))



[X]    Definitive Proxy Statement



[  ]   Definitive Additional Materials



[  ]   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


      (Name of Registrant as Specified In Its Charter)

            (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.



[  ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

            (1)   Title of each class of securities to which

                  transaction applies:



            (2)   Aggregate number of securities to which

                  transaction applies:



            (3)   Per unit price or other underlying value of transaction

                  computed pursuant to Exchange Act Rule 0-11:



            (4)   Proposed maximum aggregate value of transaction:



            (5)   Total Fee Paid:


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
[  ]   Fee paid previously with preliminary materials.



[  ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2)

       and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


      (1)   Amount Previously Paid:



      (2)   Form, Schedule or Registration Statement No.:



      (3)   Filing Party:



      (4)   Date Filed:


FIDELITY MUNICIPAL MONEY MARKET FUND
SPARTAN NEW JERSEY MUNICIPAL MONEY MARKET FUND
FUNDS OF
FIDELITY BEACON STREET TRUST
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the Shareholders of the above funds:
 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the
Meeting) of Fidelity Municipal Money Market Fund and Spartan New Jersey
Municipal Money Market Fund (the funds) will be held at the office of
Fidelity Beacon Street Trust (the trust), 82 Devonshire Street, Boston,
Massachusetts 02109 on November 19, 1997, at 9:00 a.m. The purpose of the
Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.
    1    . To adopt a new fundamental policy for Spartan New Jersey
Municipal Money Market Fund permitting the fund to invest all of its assets in another open-end investment company with substantially the same investment objective and policies.
    2    . To approve an amended management contract for Fidelity Municipal
Money Market Fund.
    3    . To amend Spartan New Jersey Municipal Money Market Fund's fundamental investment limitation concerning real estate.
    4    . To amend Fidelity Municipal Money Market Fund's fundamental investment limitation concerning diversification to exclude securities of other investment companies from the limitation.
    5    . To approve an agreement and plan providing for the
reorganization of Fidelity Municipal Money Market Fund from a separate series of one Delaware business trust to another.
    6    . To approve an agreement and plan providing for the
reorganization of Spartan New Jersey Municipal Money Market Fund from a separate series of one Delaware business trust to another.
ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS
    7    . To amend Spartan New Jersey Municipal Money Market Fund's fundamental investment limitation concerning the issuance of senior securities.
    8    . To amend Spartan New Jersey Municipal Money Market Fund's fundamental investment limitation concerning borrowing.
    9    . To amend Spartan New Jersey Municipal Money Market Fund's fundamental investment limitation concerning the concentration of its investments in a single industry.
 The Board of Trustees has fixed the close of business on September 22,
1997 as the record date for the determination of the shareholders of each of the funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.
By order of the Board of Trustees,
ARTHUR S. LORING, Secretary
September 22, 1997
YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.
SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER
WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING
INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN
THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED
STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN
MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR
HOLDINGS MAY BE.
INSTRUCTIONS FOR EXECUTING PROXY CARD
 The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.
1.  INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.
2.  JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3.  ALL OTHER ACCOUNTS should show the capacity of the individual signing.
This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
 REGISTRATION   VALID
                SIGNATURE

A. 1)   ABC Corp.                       John Smith,
                                        Treasurer

 2)     ABC Corp.                       John Smith,
                                        Treasurer

        c/o John Smith, Treasurer

B. 1)   ABC Corp. Profit Sharing Plan   Ann B. Collins,
                                        Trustee

 2)     ABC Trust                       Ann B. Collins,
                                        Trustee

 3)     Ann B. Collins, Trustee         Ann B. Collins,
                                        Trustee

        u/t/d 12/28/78

C. 1)   Anthony B. Craft, Cust.         Anthony B. Craft

        f/b/o Anthony B. Craft, Jr.

        UGMA


PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY BEACON STREET TRUST:
FIDELITY MUNICIPAL MONEY MARKET FUND
SPARTAN NEW JERSEY MUNICIPAL MONEY MARKET FUND
TO BE HELD ON NOVEMBER 19, 1997
 This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Beacon
Street Trust (the trust) to be used at the Special Meeting of Shareholders of Fidelity Municipal Money Market Fund and Spartan New Jersey Municipal
Money Market Fund (the funds) and at any adjournments thereof (the
Meeting), to be held on November 19, 1997 at 9:00 a.m. at 82 Devonshire
Street, Boston, Massachusetts 02109, the principal executive office of the trust and Fidelity Management & Research Company (FMR), the funds'
investment adviser.
 The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about September 22, 1997. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, or by personal interview by representatives of the trust. In addition, Management
Information Services Corp. (MIS) and D.F. King & Co.   ,     Inc. may be
paid on a per-call basis to solicit shareholders on behalf of the funds at
an anticipated cost of approximately $   1    ,000 (Fidelity Municipal
Money Market Fund) and $   4    ,000 (Spartan New Jersey Municipal Money
Market Fund). Fidelity Municipal Money Market Fund will pay its expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations, and will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. FMR will bear Spartan New Jersey Municipal Money Market
Fund's expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations, and will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The principal business address of Fidelity
Distributors Corporation (FDC), the funds' principal underwriter and distribution agent, is 82 Devonshire Street, Boston, Massachusetts 02109.
The principal business address of FMR Texas Inc. (FMR Texas), subadviser to the funds, is 400 East Las Colinas Boulevard, Irving, Texas 75039.
 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person.
 All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted towards establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.
 The funds may also arrange to have votes recorded by telephone. D.F. King
& Co.   ,     Inc. may be paid on a per-call basis for vote-by-phone
solicitations on behalf of the funds at an anticipated cost of
approximately $   5    ,000 (Fidelity Municipal Money Market Fund) and
$   2    ,000 (Spartan New Jersey Municipal Money Market Fund). Fidelity
Municipal Money Market Fund will pay its expenses in connection with telephone voting. FMR will bear Spartan New Jersey Municipal Money Market
Fund's expenses in connection with telephone voting. If the funds record votes by telephone, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.
 If a quorum is not present at the Meeting, or if a quorum is present at the Meeting, but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder
attention, the persons named as prox   y agents     may propose one or more
adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a
proposed adjournment, the persons named as prox   y agents     will vote
FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.
 Shares of each fund of the trust issued and outstanding as of July 31,
1997 are indicated in the following table:
 FIDELITY MUNICIPAL MONEY MARKET FUND    4,059,710,782
 SPARTAN NEW JERSEY MUNICIPAL MONEY MARKET FUND    524,132,077
 As of    July 31, 1997    ,    the Trustees     and officers of the trust
owned, in the aggregate, less than 1% of the funds' outstanding shares.
 To the knowledge of the trust, substantial (5% or more) record ownership
of the funds on July 31, 1997 was as follows:    National Financial Service
Corporation, Boston, MA (36.32%) (Spartan New Jersey Municipal Money
Market).
 To the knowledge of the trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of the funds on that date. Shareholders of record at the close of business on September 22, 1997 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each share held on that date.
 FOR A FREE COPY OF EACH FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED
OCTOBER         31, 1996 AND THE SEMIANNUAL REPORT FOR THE FISCAL PERIOD
ENDED APRIL 30, 1997, CALL 1-800-544-8888 OR WRITE TO FIDELITY DISTRIBUTORS
CORPORATION AT 82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109.
 VOTE REQUIRED: APPROVAL OF PROPOSALS    1     THROUGH    9     REQUIRES
THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES"
OF THE APPROPRIATE FUNDS. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE
1940 ACT), THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES"
MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE VOTING
SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF
MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR
REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING VOTING
SECURITIES. BROKER NON-VOTES ARE NOT CONSIDERED "PRESENT" FOR THIS PURPOSE.
 The following table summarizes the proposals applicable to each fund.

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
Proposal #                                        Proposal Description          Applicable Funds

   1    .                                         To adopt a new                Spartan New Jersey Municipal Money
                                                  fundamental                   Market Fund
                                                  investment policy for
                                                  the fund that would
                                                  permit it to invest all of
                                                  its assets in another
                                                  open-end investment
                                                  company managed by
                                                  FMR or an affiliate with
                                                  substantially the same
                                                  investment objective
                                                  and policies.

   2    .                                         To approve an                 Fidelity Municipal Money Market Fund
                                                  amended
                                                  management contract
                                                  for the fund that would
                                                  reduce the
                                                  management fee
                                                  payable to FMR by
                                                  the fund as FMR's
                                                  assets under
                                                  management
                                                  increase.

   Proposal #                                        Proposal Description          Applicable Funds

   3    .                                         REAL ESTATE: To make          Spartan New Jersey Municipal Money
                                                  explicit the ability of       Market Fund
                                                  the fund to purchase
                                                  any security or
                                                  instrument backed by
                                                  real estate or real
                                                  estate interests and
                                                  any security of
                                                  companies engaged
                                                  in the real estate
                                                  business. Also to
                                                  eliminate the
                                                  restriction that
                                                  securities backed by
                                                  real estate must be
                                                  marketable.

   4    .                                         DIVERSIFICATION: To           Fidelity Municipal Money Market Fund
                                                  amend the
                                                  diversification limitation
                                                  to exclude "securities
                                                  of other investment
                                                  companies" from
                                                  issuer diversification
                                                  limits.

   5    .                                         To approve an                 Fidelity Municipal Money Market Fund
                                                  agreement and plan
                                                  providing for the
                                                  reorganization of
                                                  Fidelity Municipal
                                                  Money Market Fund
                                                  from one Delaware
                                                  business trust to
                                                  another.

   6    .                                         To approve an                 Spartan New Jersey Municipal Money
                                                  agreement and plan            Market Fund
                                                  providing for the
                                                  reorganization of
                                                  Spartan New Jersey
                                                  Municipal Money
                                                  Market Fund from one
                                                  Delaware business
                                                  trust to another.

ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS

   7    .                                         SENIOR SECURITIES: To         Spartan New Jersey Municipal Money
                                                  add the ability to issue      Market Fund
                                                  senior securities to
                                                  the extent permitted
                                                  under the Investment
                                                  Company Act of 1940.

   8    .                                         BORROWING: To                 Spartan New Jersey Municipal Money
                                                  amend the borrowing           Market Fund
                                                  limitation to require a
                                                  reduction in borrowing
                                                  if borrowings exceed
                                                  the 33 1/3% limit for
                                                  any reason rather
                                                  than solely because of
                                                  a decline in net
                                                  assets.

   9    .                                         CONCENTRATION: To             Spartan New Jersey Municipal Money
                                                  standardize language          Market Fund
                                                  and explicitly exclude
                                                  "tax-exempt obligations
                                                  issued or guaranteed
                                                  by a U.S. territory or
                                                  possession or a state
                                                  or local government, or
                                                  a political subdivision
                                                  thereof" from the
                                                  limitation on industry
                                                  concentration.


   1    . TO ADOPT A NEW FUNDAMENTAL INVESTMENT POLICY FOR SPARTAN NEW
JERSEY MUNICIPAL MONEY MARKET FUND PERMITTING THE FUND TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AND POLICIES.
 The Board of Trustees has approved, and recommends that shareholders of Spartan New Jersey Municipal Money Market Fund approve, the adoption of a new fundamental investment policy that would permit the fund to invest all of its assets in another open-end investment company with substantially the same investment objective and policies ("Master Feeder Fund Structure"). The purpose of the Master Feeder Fund Structure would be to achieve operational efficiencies by consolidating portfolio management while maintaining different distribution and servicing structures.
 BACKGROUND. A number of mutual funds have developed so called "master-feeder" fund structures under which several "feeder" funds invest all of their assets in a single "master" fund.
 REASON FOR THE PROPOSAL. FMR and the Board of Trustees continually review methods of structuring mutual funds to take advantage of potential efficiencies. While neither the Board nor FMR has determined that Spartan New Jersey Municipal Money Market Fund should invest in a Master Fund, the Trustees believe it could be in the best interests of the fund to adopt such a structure at a future date.
 At present, certain of the fund's fundamental investment policies and limitations would prevent the fund from investing all of its assets in another investment company, and would require a vote of shareholders before such a structure could be adopted. To avoid the costs associated with a subsequent shareholder meeting, the Trustees recommend that shareholders vote to permit the fund's assets to be invested in a single Master Fund, without a further vote of shareholders. The Trustees will authorize such an investment only if they determine that action to be in the best interests of the fund and its shareholders and if, upon advice of counsel, they determine that the investment will not have material adverse tax consequences to the fund.
 DISCUSSION. FMR may manage a number of mutual funds with similar investment objectives, policies, and limitations but with different features and services (Comparable Funds). Were these Comparable Funds to pool their assets, operational efficiencies could be achieved, offering the opportunity to reduce costs. Similarly, FMR anticipates that a Master Feeder Fund Structure would facilitate the introduction of new Fidelity mutual funds, increasing the investment options available to shareholders.
 The fund's method of operation and shareholder services would not be materially affected by its investment in a Master Fund, except that the assets of the fund would be managed as part of a larger pool. Were the fund to invest all of its assets in a Master Fund, it would hold only a single investment security, and the Master Fund would directly invest in individual securities pursuant to its investment objective. The Master Fund would be managed by FMR or an affiliate, such as FMR Texas Inc. in the case of a money market fund. The Trustees would retain the right to withdraw the fund's investments from a Master Fund at any time and would do so if the Master Fund's investment objective and policies were no longer appropriate for the fund. The fund would then resume investing directly in individual securities as it does currently. Whenever a Feeder Fund is asked to vote at a shareholder meeting of the Master Fund, the Feeder Fund will hold a meeting of its shareholders if required by applicable law or the Feeder Fund's policies to vote on the matters to be considered at the Master Fund shareholder meeting. The fund will cast its votes at the Master Fund meeting in the same proportion as the fund's shareholders voted at their meeting.
 At present, the Trustees have not considered any specific proposal to authorize pooling of assets. The Trustees will authorize investing the fund's assets in a Master Fund only if they determine that pooling is in the best interests of the fund and if, upon advice of counsel, they determine that the investment will not have material adverse tax consequences to the fund or its shareholders. In determining whether to invest in a Master Fund, the Trustees will consider, among other things, the opportunity to reduce costs and to achieve operational efficiencies. The Trustees will not authorize investment in a Master Fund if doing so would materially increase costs (including fees) to shareholders.
 FMR may benefit from the use of a Master Feeder Fund Structure if overall assets under management are increased (since FMR's fees are based on assets). Also, FMR's expenses of providing investment and other services to the fund may be reduced. If the fund's investment in a Master Fund were to reduce FMR's expenses materially, the Trustees would consider whether a reduction in FMR's management fee would be appropriate if and when a Master Feeder Fund Structure is implemented.
 PROPOSED FUNDAMENTAL POLICY. To allow the fund to invest in a Master Fund at a future date, the Trustees recommend that Spartan New Jersey Municipal Money Market Fund adopt the following fundamental policy:
 "The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund."
 If the proposal is adopted, the Trustees intend to adopt a non-fundamental investment limitation for the fund which states:
 "The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund."
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit Spartan New Jersey Municipal Money Market Fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon
shareholder approval, the    fundamental limitation     will become
effective when the disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of the fund, the fund's current fundamental investment policies will remain unchanged with respect to potential investment in a Master Fund.
   2    . TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR FIDELITY MUNICIPAL
MONEY MARKET FUND.
 The Trustees recommend that the shareholders of the fund approve an amendment to the fund's management contract with Fidelity Management & Research Company (FMR) (the Amended Contract). The Amended Contract modifies the management fee that FMR receives from the fund to provide for lower fees when FMR's assets under management exceed certain levels. THE AMENDED CONTRACT WILL RESULT IN A MANAGEMENT FEE THAT IS THE SAME AS, OR LOWER THAN, THE FEE PAYABLE UNDER THE PRESENT MANAGEMENT CONTRACT (THE PRESENT CONTRACT). (For information on FMR, see the section entitled "Activities and Management of FMR" on page .)
 PROPOSED AMENDMENT TO THE PRESENT MANAGEMENT CONTRACT. A copy of the Amended Contract, marked to indicate the proposed amendment, is supplied as
Exhibit 1 on page . Except for the modifications discussed above, it is substantially identical to the Present Contract. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contract" beginning on page .) If approved by shareholders, the Amended Contract will take effect on the first day of the first month following approval and will remain in effect through May 31, 1998 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR (the Independent Trustees) and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through May 31, 1998, and thereafter only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund.
 The management fee is an annual percentage of the fund's average net assets (the management fee rate), calculated and paid monthly. The management fee rate is the sum of two components: a Group Fee Rate, which varies according to assets under management by FMR, and a fixed Individual Fund Fee Rate. The Amended Contract modifies the Group Fee Rate by providing for lower fee rates if FMR's assets under management remain above $120 billion.
 MODIFICATION TO GROUP FEE RATE. The Group Fee Rate varies based upon the monthly average of the aggregate net assets of all registered investment companies having management contracts with FMR (assets under management by
FMR). For example, as assets under management by FMR increase, the Group Fee Rate declines. The Amended Contract would not change the group fee calculation for assets under management by FMR of $120 billion or less. Above $120 billion in assets under FMR's management, the Group Fee Rate declines under both the Present Contract and the Amended Contact, but under the Amended Contract, it declines faster. Group Fee Rates that are lower than those contained in the fund's Present Contract have been voluntarily implemented by FMR on November 1, 1993, August 1, 1994, and January 1, 1996.
 The Group Fee Rate is calculated according to a graduated schedule providing for different rates for different levels of assets under management by FMR. The rate at which the Group Fee Rate declines is determined by fee "breakpoints" that provide for lower fee rates when assets increase. The Amended Contract adds 12 new fee breakpoints for assets under FMR's management above $120 billion as illustrated in the following table. (For an explanation of how the Group Fee Rate is used to calculate the management fee, see the section entitled "Present Management Contract" beginning on page .)
GROUP FEE RATE BREAKPOINTS
PRESENT CONTRACT   AMENDED CONTRACT

Average Group   Present      Average Group      Amended
Assets          Contract*    Assets             Contract
($ billions)                 ($ billions)

Over 120        .1450%       120 - 156          .1450%

                             156 - 192          .1400%

                             192 - 228          .1350%

                             228 - 264          .1300%

                             264 - 300          .1275%

                             300 - 336          .1250%

                             336 - 372          .1225%

                             372 - 408          .1200%

                             408 - 444          .1175%

                             444 - 480          .1150%

                             480 - 516          .1125%

                             Over         516   .1100%

 The result at various levels of group net assets is illustrated by the table below.
EFFECTIVE ANNUAL GROUP FEE RATES
Group Net      Present     Amended
Assets         Contract*   Contract
($ billions)

150            .1736%      .1736%

200            .1658%      .1652%

250            .1606%      .1587%

300            .1572%      .1536%

350            .1547%      .1494%

400            .1529%      .1459%

450            .1515%      .1427%

500            .1503%      .1399%

550            .1494%      .1372%

   * Does not reflect voluntary adoption of extended group fee rate schedules by FMR on November 1, 1993, August 1, 1994, and January 1, 1996.

 Assets under FMR's management for July 1997 were approximately $522 billion.
 COMPARISON OF MANAGEMENT FEES. For July 1997, average assets under management by FMR were $522 billion. The fund's management fee rate under
the Amended Contract would have been    .2887    %, compared to
   .2950    % under the Present Contract. The management fee rate will remain the same under both the Present Contract and the Amended Contract until assets under FMR's management exceed $120 billion, at which point the management fee rate under the Amended Contract begins to decline relative to the Present Contract. The following chart compares the fund's management fee under the terms of the Present Contract for the fiscal year ended October 31, 1996 to the management fee the fund would have incurred if the Amended Contract had been in effect.
Present Contract   Amended Contract

Management         Management         Percentage
Fee*               Fee                Difference

$11,129,250        $10,873,637        (   2.3    %)

   * Does not reflect voluntary adoption of extended group fee rate schedules by FMR on November 1, 1993, August 1, 1994, and January 1,
1996.
 The following chart compares the fund's management fee under the terms of the Present Contract for the period ended July 31, 1997 to the management fee the fund would have incurred if the Amended Contract had been in effect.
Present Contract   Amended Contract

Management         Management         Percentage
Fee*               Fee                Difference

$11,610,892        $11,258,279        (3%)

   * Does not reflect voluntary adoption of extended group fee rate schedules by FMR on November 1, 1993, August 1, 1994, and January 1,
1996.
MATTERS CONSIDERED BY THE BOARD
 The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believe that matters bearing on the appropriateness of the fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.
 The Amended Contract was approved by the Board of Trustees of the fund, including all of the Independent Trustees on October 17, 1996. The Board of Trustees considered and approved the modifications to the Group Fee Rate schedule during the two month periods from November to December 1995, June to July 1994, and September to October 1993. The Board of Trustees received materials relating to the Amended Contract in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.
 INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with their monthly meetings Trustees receive materials specifically relating to the Amended Contract. These materials include: (i) information on the investment performance of the fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the fund, (iii) the economic outlook and the general investment outlook in the markets in which the fund invests, and (iv) notable changes in the fund's investments. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's financial condition, (2) arrangements in respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of the fund's assets, (4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with FMR, (5) FMR's management of the relationships with the fund's custodian and subcustodians, and (6) the resources devoted to and the record of compliance with the fund's investment policies and restrictions and with policies on personal securities transactions.
 In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the choice of performance indices and benchmarks, (c) the composition of peer groups of funds, (d) transfer agency and bookkeeping fees paid to affiliates of FMR,
(e) investment performance, (f) investment management staffing, (g) the potential for achieving further economies of scale, (h) operating expenses paid to third parties, and (i) the information furnished to investors, including the fund's shareholders.
 Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:
 INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.
 FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees annually review a report detailing the background of the fund's portfolio manager, and the fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations, and the senior management of Fidelity's money market group. Among other things, they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.
 NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.
 EXPENSES. The Board of Trustees and the Independent Trustees considered the fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.
 PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available
industry data, both accounting for and ignoring market   ing     expenses.
 ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that the existing group fee structure should be continued but determined that it would be appropriate to change the group fee structure as proposed herein.
 OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, credit card, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.
 OTHER BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services.
 CONCLUSION. In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the foregoing summary does not detail all of the matters considered. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded (i) that the existing management fee structure is fair and reasonable and (ii) that the proposed modifications to the management fee structure, that is the reduction of the Group Fee Rate schedule, are in the best interest of the fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended Contract.
   3    . TO AMEND SPARTAN NEW JERSEY MUNICIPAL MONEY MARKET FUND'S
FUNDAMENTAL INVESTMENT LIMITATION CONCERNING REAL ESTATE.
 The fund's fundamental investment limitation concerning real estate currently states:
 "The fund may not purchase or sell real estate unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing or selling marketable securities issued by companies or other entities or investment vehicles that deal in real estate or interests therein, nor shall this prevent the fund from purchasing interests in pools of real estate mortgage loans)."
 The Trustees recommend that shareholders of the fund vote to replace this fundamental investment limitation with the following fundamental investment limitation governing purchases and sales of real estate.
 "The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business)."
 The primary purpose of the proposed amendment is to clarify the types of securities in which the fund is authorized to invest and to conform the fund's fundamental real estate limitation to a limitation that is expected to become standard for all funds managed by FMR. (See "Adoption of
Standardized Investment Limitations" on page        .) If the proposal is
approved, the new fundamental real estate limitation may not be changed without the approval of shareholders.
 Adoption of the proposed limitation concerning real estate is not expected to significantly affect the way in which the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests. However, to the extent that the fund invests to a greater extent in real estate related securities, it will be subject to the risks of the real estate market. This industry is sensitive to factors such as changes in real estate values and property taxes, overbuilding, variations in rental income, and interest rates. Performance could also be affected by the structure, cash flow, and management skill of real estate companies.
 The fund does not expect to acquire real estate. However, the proposed limitation would clarify several points. First, the proposed limitation would make explicit that the fund may acquire a security or other instrument that is secured by a mortgage or other right to foreclose on real estate, in the event of a default. Second, the proposed limitation would clarify the fact that the fund may invest without limitation in securities issued or guaranteed by companies engaged in acquiring, constructing, financing, developing, or operating real estate projects (e.g., securities of issuers that develop various industrial, commercial, or residential real estate projects such as factories, office buildings, or apartments). Any investments in these securities or other instruments are, of course, subject to the fund's investment objective and policies and to other limitations regarding diversification and concentration in particular industries. The proposed limitation covers all types of real estate-related investments, while the current limitation refers to "marketable" securities. Any unmarketable investments will continue to be limited to 10% of net assets by the fund's existing non-fundamental limitation.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the changes will become effective when the disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of the fund, the fund's current limitation will remain unchanged.
   4    . TO AMEND FIDELITY MUNICIPAL MONEY MARKET FUND'S FUNDAMENTAL
INVESTMENT LIMITATION CONCERNING DIVERSIFICATION.
 The fund's current fundamental investment limitation concerning diversification is as follows:
 "The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."
 The Trustees recommend that shareholders of the fund vote to replace the fund's current fundamental investment limitation with the following amended fundamental investment limitation governing diversification:
 "The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities,
   ((    or securities of other investment companies)   ))     if, as a
result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."
    The percentage limits in the proposed fundamental limitation concerning diversification are the percentage limitations imposed by the 1940 Act for diversified investment companies. The amended fundamental diversification limitation makes one change from the current limitation; it would permit the fund to invest without limit in the securities of other investment
companies.     Pursuant to an order    of exemption     granted by the SEC,
the fund may invest up to 25% of total assets in non-publicly offered money market funds (the Central Funds) managed by FMR or an affiliate of FMR. The Central Funds do not currently pay investment advisory, management, or transfer agent fees, but do pay minimal fees for services, such as
custodian, auditor, and Independent Trustees fees.    If the proposal is
approved, the fund may increase its investment in the Central Funds in addition to investing directly in money market securities. FMR believes that the fund will benefit by having the Central Funds available as an investment alternative without having to incur the cost of a shareholder meeting.
 The SEC has proposed amendments to the regulations applicable to national tax-exempt money market funds that may limit investment in the securities of a single issuer (other than U.S. Government securities) to no more than 5% of a fund's total assets except that a fund may invest up to 25% of its total assets in the securities of a single issuer for up to three business days. If the proposed amendment is adopted, FMR will comply with the amendment. Pursuant to the order of exemption referred to above, the fund may continue to invest for cash management purposes up to 25% of total assets in the Central Funds managed by FMR or an affiliate of FMR.
 Fidelity Municipal Money Market Fund intends to interpret the fundamental limitation in accordance with SEC regulations applicable to money market funds.
 If this proposal is approved, the amended fundamental diversification limitation cannot be changed without the approval of the shareholders.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. The amended fundamental diversification limitation, upon shareholder approval, will become effective when the disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of the fund, the fund's current fundamental diversification limitation will remain unchanged.
   5    . TO APPROVE AN AGREEMENT AND PLAN PROVIDING FOR THE REORGANIZATION
OF FIDELITY MUNICIPAL MONEY MARKET FUND FROM A SEPARATE SERIES OF ONE DELAWARE BUSINESS TRUST TO ANOTHER.
 The Board of Trustees has approved an Agreement and Plan of Reorganization (the Plan of Reorganization) in the form attached to this Proxy Statement as Exhibit 2. The Plan of Reorganization provides for a reorganization of Fidelity Municipal Money Market Fund (the Fund) from a separate series of Fidelity Beacon Street Trust (Beacon Street Trust), a Delaware business trust, to a newly-established, separate series of Fidelity Union Street Trust II (the Trust), also a Delaware business trust (the Reorganization).
 The investment objective, policies, and limitations of the Fund will not change except as approved by shareholders and as described in this proxy statement. A separate series of the Trust will carry on the business of the Fund following the Reorganization (the Series). The Series, which has not yet commenced business operations, will have an investment objective, policies, and limitations identical to those of the Fund (except as they may be modified pursuant to a vote of the shareholders as proposed in this proxy statement). Since both Beacon Street Trust and the Trust are Delaware business trusts, organized under substantially similar Trust Instruments, the rights of the security holders of the Fund under state law and the governing documents are expected to remain unchanged after the Reorganization except with regard to shareholder voting rights (as described below), nor will the Reorganization affect the operation of the Fund in a material manner. The same individuals serve as Trustees of both trusts, except for Mr. Gates, Mr. McCoy, and Mr. Pozen. Both trusts are authorized to issue an unlimited number of shares of beneficial interest, and each Trust Instrument permits the Trustees to create one or more additional series or funds. Shareholder voting rights for the Fund are
based on the number of shares owned (share-based voting   ) while
shareholder voting rights for the Series will be based on the total dollar
interest in the Series (dollar-based voting    ). While the differences
between the shareholder voting rights would have no bearing on matters affecting only one fund in a trust, on matters requiring trust-wide votes where all funds in a trust are required to vote, dollar-based voting provides shareholders voting power that is proportionate to their economic interest whereas share-based voting may provide shareholders who own shares with a lower net asset value than other funds in the trust with a disproportionate ability to affect the vote relative to shareholders of the other funds in the trust. After the Reorganization, the voting rights of Fund shareholders will change to reflect those of the Series. For more information regarding voting rights of shareholders of the Fund, refer to the section of the Fund's Statement of Additional Information called "Description of the Trust." The Trust's fiscal year end is August 31, which is different than that of the Beacon Street Trust. The Trustees may change the fiscal year end of the Trust at their discretion in the future.
 FMR, the Fund's investment adviser, will be responsible for the investment management of the Series, subject to the supervision of the Board of Trustees, under a management contract identical to the contract in effect between FMR and the Fund (the Present Management Contract); similarly, FMR Texas Inc. (FMR Texas), the Fund's sub-adviser, will have primary responsibility for providing portfolio investment advisory services to the Series under a Sub-Advisory Agreement substantially identical to the agreement in effect between FMR Texas and FMR (the Present Sub-Advisory Agreement).
 The Fund's distribution agent, FDC, will distribute shares of the Series under a General Distribution Agreement identical to the contract currently in effect between FDC and the Fund.
 REASON FOR THE PROPOSED REORGANIZATION. The Fund is presently organized as a series of Beacon Street Trust, which has two series of shares or funds. The Board of Trustees unanimously recommends conversion of the Fund to a separate series of the Trust (i.e., into the Series) which will succeed to the business of the Fund. Moving the Fund from Beacon Street Trust to the Trust will consolidate and streamline the production and mailing of certain financial reports and legal documents. THE PROPOSED CHANGE WILL HAVE NO MATERIAL EFFECT ON SHAREHOLDERS OR THE MANAGEMENT OF THE FUND.
 The proposal to present the Plan of Reorganization to shareholders was approved by the Board of Trustees of Beacon Street Trust, including all of the Trustees who are not interested persons of FMR, on September 18, 1997. The Board of Trustees recommend that Fund shareholders vote FOR the approval of the Plan of Reorganization described below. Such a vote encompasses approval of the conversion of the Fund to a separate series of the Trust; temporary waiver of certain investment limitations of the Fund to permit the Reorganization (see "Temporary Waiver of Investment Restrictions" on page ); and authorization of Beacon Street Trust, as sole shareholder of the Series, to approve (i) the Management Contract for the Series between the Trust and FMR, (ii) the Sub-Advisory Agreement between FMR and FMR Texas, with respect to the Series and (iii) the Distribution and Service Plan under Rule 12b-1, identical to the contract or Plan, as the case may be, in effect with the Fund immediately prior to the Closing Date (including as the Management Contract may be modified pursuant to a vote of shareholders of the fund as proposed in this Proxy Statement). If shareholders of the Fund do not approve the Plan of Reorganization, the Fund will continue to operate as a series of Beacon Street Trust.
 SUMMARY OF THE PLAN OF REORGANIZATION. The following discussion summarizes the important terms of the Plan of Reorganization. This summary is qualified in its entirety by reference to the Plan of Reorganization itself, which is attached as Exhibit 2 to this Proxy Statement.
 On the Closing Date of the Reorganization (defined below), the Fund will transfer all of its assets to the Series, a series of shares of the Trust established for the purpose of effecting the Reorganization, in exchange for the assumption by the Series of all of the liabilities of the Fund and the issuance of shares of beneficial interest in the Series (Trust Series Shares) equal to the number of Fund shares outstanding on the Closing Date. Immediately thereafter, the Fund will distribute one Trust Series Share for each Fund share (the Fund Shares) held by the shareholder on the Closing Date to each Fund shareholder, in liquidation of such Fund Shares. Immediately after this distribution of the Trust Series Shares, the Fund will be terminated and, as soon as practicable thereafter, will be wound up and liquidated. UPON COMPLETION OF THE REORGANIZATION, EACH FUND SHAREHOLDER WILL BE THE OWNER OF FULL AND FRACTIONAL TRUST SERIES SHARES EQUAL IN NUMBER, DENOMINATION, AND AGGREGATE NET ASSET VALUE TO HIS OR HER FUND SHARES.
 The Plan of Reorganization authorizes Beacon Street Trust as the then sole
initial shareholder of the Series to approve (i)    the     Management
Contract with FMR for the Series (the New Management Contract), (ii) the Sub-Advisory Agreement between FMR and FMR Texas with respect to the Series (the New Sub-Advisory Agreement), and (iii) the Distribution and Service Plan (the New Plan) under Rule 12b-1 with respect to the Series, identical to the contracts or plans, as the case may be, in effect with the Fund immediately prior to the Closing Date (including as the Management Contract may be modified pursuant to a vote of shareholders of the fund as proposed in this Proxy Statement).
 The Trust's Board of Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument signed by at least two-thirds of the number of Trustees prior to removal; (c) any Trustee who requests to be retired by written instrument signed by a majority of the other Trustees or who is unable to serve due to physical or mental incapacity by reason of disease or otherwise, death, or for any other reason, may be retired; and (d) a Trustee may be removed at any Special Meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.
 The New Management Contract, the New Sub-Advisory Agreement, and the New Plan will take effect on the Closing Date. The New Management Contract
and     the New Sub-Advisory Agreement    will continue in force until May
31, 1998. T    he New Plan will continue in force until April 30, 1998.
Each    contract and agreement     will continue in force thereafter from
year to year so long as its continuance is approved at least annually (i) by the vote of a majority of the Trustees who are not "interested persons"
of the Trust, FMR, or   , in the case of the agreement,     FMR Texas, cast
in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Trustees or by the vote of a majority of the outstanding shares of the Series. The New Plan will continue in effect only if approved annually by a vote of the Trustees and of those Trustees who are not interested persons, cast in person at a meeting called for that purpose. The New Management Contract and New Sub-Advisory Agreement will be terminable without penalty on sixty days' written notice either by the Trust, FMR, or FMR Texas, as the case may be, and will
terminate automatically in the event of its assignment.    The New Plan may
be terminable at any time, without the payment of any penalty, by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the fund.
 Assuming the Plan of Reorganization is approved, it is currently contemplated that the Reorganization will become effective at the close of
business on December    19    , 1997 (the Closing Date). However, the
Reorganization may become effective at such    other     date as the
parties may agree in writing.
 The obligations of Beacon Street Trust and the Trust under the Plan of Reorganization are subject to various conditions as stated therein. Notwithstanding the approval of the Plan of Reorganization by Fund shareholders, the Plan of Reorganization may be terminated or amended at any time prior to the Reorganization by action of the Trustees to provide against unforeseen events, if (1) there is a material breach by the other party of any representation, warranty, or agreement contained in the Plan of Reorganization to be performed at or prior to the Closing Date or (2) it reasonably appears that a party will not or cannot meet a condition of the Plan of Reorganization. Either trust may at any time waive compliance with any of the covenants and conditions contained in, or may amend, the Plan of Reorganization, provided that such waiver or amendment does not materially adversely affect the interests of Fund shareholders.
 CONTINUATION OF FUND SHAREHOLDER ACCOUNTS AND PLANS. The Trust's transfer agent will establish an account for the Series' shareholders containing the appropriate number and denominations of Trust Series Shares to be received by each holder of Fund Shares under the Plan of Reorganization. Such accounts will be identical in all material respects to the accounts currently maintained by the Fund's transfer agent for the Fund's shareholders. Fund shareholders who are receiving payment under a withdrawal plan with respect to Fund Shares will retain the same rights and privileges as to Trust Series Shares under the Plan of Reorganization. Similarly, no further action will be necessary in order to continue any automatic investment plan or retirement plan currently maintained by a Fund shareholder with respect to Fund Shares.
 EXPENSES. The Fund and the Series shall each be responsible for all of
their respective expenses of the Reorganization, estimated at $   12,000
    in the aggregate.
 TEMPORARY WAIVER OF INVESTMENT RESTRICTIONS. Certain fundamental investment restrictions of the Fund, which prohibit the Fund from acquiring more than a stated percentage of ownership of another company, might be construed as restricting the Fund's ability to carry out the Reorganization. By approving the Plan of Reorganization, Fund shareholders will be agreeing to waive, only for the purpose of the Reorganization, those fundamental investment restrictions that could prohibit or otherwise impede the transaction.
 TAX CONSEQUENCES OF THE REORGANIZATION. Each trust has received an opinion from their counsel, Kirkpatrick & Lockhart LLP, that the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended. Accordingly, no gain or loss will be recognized for federal income tax purposes by the Fund, the Series, or the Fund's shareholders upon (1) the transfer of the Fund's assets in exchange solely for the Trust Series Shares and the assumption by the Trust on behalf of the Series of the Fund's liabilities or (2) the distribution of Trust Series Shares to the Fund's shareholders in liquidation of their Fund Shares. The opinion further provides, among other things, that (a) the basis for federal income tax purposes of the Trust Series Shares to be received by each Fund shareholder will be the same as that of his or her Fund Shares immediately prior to the Reorganization; and (b) each Fund shareholder's holding period for his or her Trust Series Shares will include the Fund shareholder's holding period for his or her Fund Shares, provided that said Fund Shares were held as capital assets on the date of the exchange.
 CONCLUSION. The Board of Trustees has concluded that the proposed Plan of Reorganization to convert the Fund into a separate series of a Delaware business trust is in the best interest of the Fund's shareholders. The Trustees recommend that the Fund's shareholders vote FOR the approval of the Plan of Reorganization as described above. Such a vote encompasses approval of the reorganization of the Fund to a separate series of a Delaware business trust; temporary waiver of certain investment limitations of the Fund to permit the Reorganization (see "Temporary Waiver of Investment Restrictions" on page ); authorization of the Beacon Street Trust, as sole shareholder of the Series, to approve (i) a Management Contract for the Series between the Trust and FMR, (ii) a Sub-Advisory Agreement for the Series between FMR and FMR Texas, and (iii) a Distribution and Service Plan under Rule 12b-1, identical to the contract or plan, as the case may be, in effect with the Fund immediately prior to the Closing Date (including as the Management Contract may be modified pursuant to a vote of shareholders of the fund as proposed in this Proxy Statement). If approved, the Plan of Reorganization will take effect on the Closing Date. If the Plan of Reorganization is not approved, the Fund will continue to operate as a fund of Beacon Street Trust.
   6    . TO APPROVE AN AGREEMENT AND PLAN PROVIDING FOR THE REORGANIZATION
OF SPARTAN NEW JERSEY MUNICIPAL MONEY MARKET FUND FROM A SEPARATE SERIES OF ONE DELAWARE BUSINESS TRUST TO ANOTHER.
 The Board of Trustees has approved an Agreement and Plan of Reorganization (the Plan of Reorganization) in the form attached to this Proxy Statement as Exhibit 3. The Plan of Reorganization provides for a reorganization of Spartan New Jersey Municipal Money Market Fund (the Fund) from a separate series of Fidelity Beacon Street Trust (Beacon Street Trust), a Delaware business trust, to a newly-established, separate series of Fidelity Court Street Trust II (the Trust), also a Delaware business trust (the Reorganization).
 The investment objective, policies, and limitations of the Fund will not change except as approved by shareholders and as described in this proxy statement. A separate series of the Trust will carry on the business of the Fund following the Reorganization (the Series). The Series, which has not yet commenced business operations, will have an investment objective, policies, and limitations identical to those of the Fund (except as they may be modified pursuant to a vote of the shareholders as proposed in this proxy statement). Since both Beacon Street Trust and the Trust are Delaware business trusts, organized under substantially similar Trust Instruments, the rights of the security holders of the Fund under state law and the governing documents are expected to remain unchanged after the Reorganization except with regard to shareholder voting rights (as described below), nor will the Reorganization affect the operation of the Fund in a material manner. Currently, the same individuals serve as Trustees of both trusts. Both trusts are authorized to issue an unlimited number of shares of beneficial interest, and each Trust Instrument permits the Trustees to create one or more additional series or funds. Shareholder voting rights for the Fund are based on the number of shares owned (share-based voting). Currently, the Trust has share-based voting. However, the Trust has filed a proxy statement with the Securities and Exchange Commission proposing to shareholders of the Trust to adopt dollar-based voting, which would provide for shareholder voting rights that are based on the total dollar interest in a fund. While the differences between the shareholder voting rights would have no bearing on matters affecting only one fund in a trust, on matters requiring trust-wide votes where all funds in a trust are required to vote, dollar-based voting provides shareholders voting power that is proportionate to their economic interest whereas share-based voting may provide shareholders who own shares with a lower net asset value than other funds in the trust with a disproportionate ability to affect the vote relative to shareholders of the other funds in the trust. After the Reorganization, the voting rights of Fund shareholders will change to reflect those of the Series. For more information regarding voting rights of shareholders of the Fund, refer to the section of the Fund's Statement of Additional Information called "Description of the Trust." The Trust's fiscal year end is November 30, which is different than that of the Beacon Street Trust. The Trustees may change the fiscal year end of the Trust at their discretion in the future.
 FMR, the Fund's investment adviser, will be responsible for the investment management of the Series, subject to the supervision of the Board of Trustees, under a management contract identical to the contract in effect between FMR and the Fund (the Present Management Contract); similarly, FMR Texas Inc. (FMR Texas), the Fund's sub-adviser, will have primary responsibility for providing portfolio investment advisory services to the Series under a Sub-Advisory Agreement substantially identical to the agreement in effect between FMR Texas and FMR (the Present Sub-Advisory Agreement).
 The Fund's distribution agent, FDC, will distribute shares of the Series under a General Distribution Agreement identical to the contract currently in effect between FDC and the Fund.
 REASON FOR THE PROPOSED REORGANIZATION. The Fund is presently organized as a series of Beacon Street Trust, which has two series of shares or funds.
The Board of Trustees unanimously recommends    conversion     of the Fund
to a separate series of the Trust (i.e., into the Series) which will succeed to the business of the Fund. Moving the Fund from Beacon Street Trust to the Trust will consolidate and streamline the production and mailing of certain financial reports and legal documents. THE PROPOSED CHANGE WILL HAVE NO MATERIAL EFFECT ON SHAREHOLDERS OR THE MANAGEMENT OF THE FUND.
 The proposal to present the Plan of Reorganization to shareholders was approved by the Board of Trustees of Beacon Street Trust, including all of
the Trustees who are not interested persons of FMR,    on September 18,
1997    . The Board of Trustees recommend that Fund shareholders vote FOR the approval of the Plan of Reorganization described below. Such a vote encompasses approval of the conversion of the Fund to a separate series of the Trust; temporary waiver of certain investment limitations of the Fund to permit the Reorganization (see "Temporary Waiver of Investment Restrictions" on page ); and authorization of Beacon Street Trust, as sole
shareholder of the Series, to approve (i)    the     Management Contract
for the Series between the Trust and FMR, (ii) the Sub-Advisory Agreement between FMR and FMR Texas, with respect to the Series and (iii) the Distribution and Service Plan under Rule 12b-1, identical to the contract or Plan, as the case may be, in effect with the Fund immediately prior to the Closing Date (including as the Management Contract may be modified pursuant to a vote of shareholders of the fund as proposed in this Proxy Statement). If shareholders of the Fund do not approve the Plan of Reorganization, the Fund will continue to operate as a series of Beacon Street Trust.
 SUMMARY OF THE PLAN OF REORGANIZATION. The following discussion summarizes the important terms of the Plan of Reorganization. This summary is qualified in its entirety by reference to the Plan of Reorganization itself, which is attached as Exhibit 3 to this Proxy Statement.
 On the Closing Date of the Reorganization (defined below), the Fund will transfer all of its assets to the Series, a series of shares of the Trust established for the purpose of effecting the Reorganization, in exchange for the assumption by the Series of all of the liabilities of the Fund and the issuance of shares of beneficial interest in the Series (Trust Series Shares) equal to the number of Fund shares outstanding on the Closing Date. Immediately thereafter, the Fund will distribute one Trust Series Share for each Fund share (the Fund Shares) held by the shareholder on the Closing Date to each Fund shareholder, in liquidation of such Fund Shares. Immediately after this distribution of the Trust Series Shares, the Fund will be terminated and, as soon as practicable thereafter, will be wound up and liquidated. UPON COMPLETION OF THE REORGANIZATION, EACH FUND SHAREHOLDER WILL BE THE OWNER OF FULL AND FRACTIONAL TRUST SERIES SHARES EQUAL IN NUMBER, DENOMINATION, AND AGGREGATE NET ASSET VALUE TO HIS OR HER FUND SHARES.
 The Plan of Reorganization authorizes Beacon Street Trust as the then sole
initial shareholder of the Series to approve (i)    the     Management
Contract with FMR for the Series (the New Management Contract), (ii) the Sub-Advisory Agreement between FMR and FMR Texas with respect to the Series (the New Sub-Advisory Agreement), and (iii) the Distribution and Service Plan (the New Plan) under Rule 12b-1 with respect to the Series, identical to the contracts or plans, as the case may be, in effect with the Fund immediately prior to the Closing Date (including as the Management Contract may be modified pursuant to a vote of shareholders of the fund as proposed in this Proxy Statement).
 The Trust's Board of Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument signed by at least two-thirds of the number of Trustees prior to removal; (c) any Trustee who requests to be retired by written instrument signed by a majority of the other Trustees or who is unable to serve due to physical or mental incapacity by reason of disease or otherwise, death, or for any other reason, may be retired; and (d) a Trustee may be removed at any Special Meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.
 The New Management Contract, the New Sub-Advisory Agreement, and the New Plan will take effect on the Closing Date. The New Management Contract
and     the New Sub-Advisory Agreement    will continue in force until May
31, 1998. The New Plan     will continue in force until April 30, 1998.
Each    contract and     agreement    will     continue in force thereafter
from year to year so long as its continuance is approved at least annually
(i) by the vote of a majority of the Trustees who are not "interested
persons" of the Trust, FMR,    or, in the case of the agreement,     FMR
Texas, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Trustees or by the vote of a majority of the outstanding shares of the Series. The New Plan will continue in effect only if approved annually by a vote of the Trustees and of those Trustees who are not interested persons, cast in person at a meeting called for that purpose. The New Management Contract and New Sub-Advisory Agreement will be terminable without penalty on sixty days' written notice either by the Trust, FMR, or FMR Texas, as the case may be,
and will terminate automatically in the event of its assignment.    The New
Plan may be terminable at any time, without the payment of any penalty, by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the fund.
 Assuming the Plan of Reorganization is approved, it is currently contemplated that the Reorganization will become effective at the close of business on January 21, 1998 (the Closing Date). However, the
Reorganization may become effective at such    other     date as the
parties may agree in writing.
 The obligations of Beacon Street Trust and the Trust under the Plan of Reorganization are subject to various conditions as stated therein. Notwithstanding the approval of the Plan of Reorganization by Fund shareholders, the Plan of Reorganization may be terminated or amended at any time prior to the Reorganization by action of the Trustees to provide against unforeseen events, if (1) there is a material breach by the other party of any representation, warranty, or agreement contained in the Plan of Reorganization to be performed at or prior to the Closing Date or (2) it reasonably appears that a party will not or cannot meet a condition of the Plan of Reorganization. Either trust may at any time waive compliance with any of the covenants and conditions contained in, or may amend, the Plan of Reorganization, provided that such waiver or amendment does not materially adversely affect the interests of Fund shareholders.
 CONTINUATION OF FUND SHAREHOLDER ACCOUNTS AND PLANS. The Trust's transfer agent will establish an account for the Series' shareholders containing the appropriate number and denominations of Trust Series Shares to be received by each holder of Fund Shares under the Plan of Reorganization. Such accounts will be identical in all material respects to the accounts currently maintained by the Fund's transfer agent for the Fund's shareholders. Fund shareholders who are receiving payment under a withdrawal plan with respect to Fund Shares will retain the same rights and privileges as to Trust Series Shares under the Plan of Reorganization. Similarly, no further action will be necessary in order to continue any automatic investment plan or retirement plan currently maintained by a Fund shareholder with respect to Fund Shares.
 EXPENSES. Expenses of the Reorganization, estimated at $   12,000     in
the aggregate, will be borne by FMR.
 TEMPORARY WAIVER OF INVESTMENT RESTRICTIONS. Certain fundamental investment restrictions of the Fund, which prohibit the Fund from acquiring more than a stated percentage of ownership of another company, might be construed as restricting the Fund's ability to carry out the Reorganization. By approving the Plan of Reorganization, Fund shareholders will be agreeing to waive, only for the purpose of the Reorganization, those fundamental investment restrictions that could prohibit or otherwise impede the transaction.
 TAX CONSEQUENCES OF THE REORGANIZATION. Each trust has received an opinion from their counsel, Kirkpatrick & Lockhart LLP, that the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended. Accordingly, no gain or loss will be recognized for federal income tax purposes by the Fund, the Series, or the Fund's shareholders upon (1) the transfer of the Fund's assets in exchange solely for the Trust Series Shares and the assumption by the Trust on behalf of the Series of the Fund's liabilities or (2) the distribution of Trust Series Shares to the Fund's shareholders in liquidation of their Fund Shares. The opinion further provides, among other things, that (a) the basis for federal income tax purposes of the Trust Series Shares to be received by each Fund shareholder will be the same as that of his or her Fund Shares immediately prior to the Reorganization; and (b) each Fund shareholder's holding period for his or her Trust Series Shares will include the Fund shareholder's holding period for his or her Fund Shares, provided that said Fund Shares were held as capital assets on the date of the exchange.
 CONCLUSION. The Board of Trustees has concluded that the proposed Plan of Reorganization to convert the Fund into a separate series of a Delaware business trust is in the best interest of the Fund's shareholders. The Trustees recommend that the Fund's shareholders vote FOR the approval of the Plan of Reorganization as described above. Such a vote encompasses approval of the reorganization of the Fund to a separate series of a Delaware business trust; temporary waiver of certain investment limitations of the Fund to permit the Reorganization (see "Temporary Waiver of Investment Restrictions" on page ); authorization of the Beacon Street Trust, as sole shareholder of the Series, to approve (i) a Management Contract for the Series between the Trust and FMR, (ii) a Sub-Advisory Agreement for the Series between FMR and FMR Texas, and (iii) a Distribution and Service Plan under Rule 12b-1, identical to the contract or plan, as the case may be, in effect with the Fund immediately prior to the Closing Date. If approved, the Plan of Reorganization will take effect on the Closing Date. If the Plan of Reorganization is not approved, the Fund will continue to operate as a fund of Beacon Street Trust.
ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS
 The primary purpose of Proposals    7     through    9     is to revise
several of Spartan New Jersey Municipal Money Market Fund's investment limitations to conform to limitations which are standard for similar types of funds managed by FMR. The Board of Trustees asked FMR to analyze the various fundamental and non-fundamental investment limitations of the Fidelity funds, and, where practical and appropriate to a fund's investment objective and policies, propose to shareholders adoption of standard fundamental limitations and elimination of certain other fundamental limitations. Generally, when fundamental limitations are eliminated, Fidelity's standard non-fundamental limitations replace them. By making these limitations non-fundamental, the Board of Trustees may amend a limitation as they deem appropriate, without seeking shareholder approval. The Board of Trustees would amend the limitations to respond, for instance, to developments in the marketplace, or changes in federal or state law. The costs of shareholder meetings called for these purposes are generally borne by a fund and its shareholders.
 It is not anticipated that these proposals will substantially affect the way the fund is currently managed. However, FMR is presenting them to you for your approval because FMR believes that increased standardization will help to promote operational efficiencies and facilitate monitoring of compliance with fundamental and non-fundamental investment limitations. Although adoption of a new or revised limitation is not likely to have any impact on the current investment techniques employed by the fund, it will contribute to the overall objectives of standardization.
   7    . TO AMEND SPARTAN NEW JERSEY MUNICIPAL MONEY MARKET FUND'S
FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE ISSUANCE OF SENIOR
SECURITIES.
 The fund's current fundamental investment limitation regarding the issuance of senior securities states:
 "The fund may not issue bonds or any other class of securities preferred over shares of the fund in respect of the fund's assets or earnings; provided that Fidelity Beacon Street Trust may issue additional series of shares in accordance with its Declaration of Trust."
 The Trustees recommend that shareholders vote to replace this limitation with the following fundamental investment limitation governing the issuance of senior securities:
 "The fund may not issue senior securities, except as permitted under the Investment Company Act of 1940."
 The primary purpose of the proposal is to revise the fund's fundamental senior securities limitation to conform to a limitation that is expected to become standard for all funds managed by FMR. (See "Adoption of
Standardized Investment Limitations" on page        .) If the proposal is
approved, the new fundamental senior securities limitation cannot be changed without the approval of shareholders.
 Adoption of the proposed limitation on senior securities is not expected to affect the way in which the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests. However, the proposed limitation clarifies that the fund may issue senior securities to the extent permitted under the 1940 Act.
 Although the definition of a "senior security" involves complex statutory and regulatory concepts, a senior security is generally thought of as an obligation of a fund which has a claim to the fund's assets or earnings that takes precedence over the claims of the fund's shareholders. The 1940 Act generally prohibits mutual funds from issuing senior securities; however, mutual funds are permitted to engage in certain types of transactions that might be considered "senior securities" as long as certain conditions are satisfied. For example, a transaction which obligates a fund to pay money at a future date (e.g., the purchase of securities for settlement on a date that is further away than the normal settlement period) may be considered a "senior security." A mutual fund, however, is permitted to enter into this type of transaction if it maintains a segregated account containing liquid securities in an amount equal to its obligation to pay cash for the securities at a future date. The fund utilizes transactions that may be considered "senior securities" only in accordance with applicable regulatory requirements under the 1940 Act.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the changes will become effective when the disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of the fund, the fund's current limitation will remain unchanged.
   8    . TO AMEND SPARTAN NEW JERSEY MUNICIPAL MONEY MARKET FUND'S
FUNDAMENTAL INVESTMENT LIMITATION CONCERNING BORROWING.
 The fund's current fundamental investment limitation concerning borrowing states:
 "The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three days (exclusive of Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation."
 The Trustees recommend that shareholders of the fund vote to replace the fund's current fundamental investment limitation with the following amended fundamental investment limitation governing borrowing:
 "The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation."
 The primary purpose of the proposal is to revise the fund's fundamental borrowing limitation to conform to a limitation that is expected to become standard for all funds managed by FMR. (See "Adoption of Standardized
Investment Limitations" on page        .) If the proposal is approved, the
amended fundamental borrowing limitation cannot be changed without the approval of shareholders.
 Adoption of the proposed fundamental limitation concerning borrowing is not expected to affect the way in which the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests. However, the proposed fundamental limitation would clarify one point. Under the proposed limitation, the fund must reduce borrowings that come to exceed 33 1/3% of its total assets for any reason. While under the current limitation, the fund must reduce borrowings that come to exceed 33 1/3% of total assets only when there is a decline in net assets.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the changes will become effective when the disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of the fund, the fund's current limitation will remain unchanged.
   9    . TO AMEND SPARTAN NEW JERSEY MUNICIPAL MONEY MARKET FUND'S
FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE CONCENTRATION OF ITS INVESTMENTS IN A SINGLE INDUSTRY.
 The fund's current fundamental investment limitation concerning the concentration of its investments within a single industry states:
 "The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies, instrumentalities, territories or possessions, or issued or guaranteed by a state government or political subdivision thereof) if, as a result, more than 25% of the value of its total assets would be invested in securities of companies having their principal business activities in the same industry."
 The Trustees recommend that shareholders of the fund vote to replace this fundamental investment limitation with the following amended fundamental investment limitation governing concentration:
 "The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry."
 The primary purpose of the proposal is to revise the fund's fundamental concentration limitation to conform to a limitation which is expected to become standard for all municipal funds managed by FMR. (See "Adoption of
Standardized Investment Limitations" on page        .) If the proposal is
approved, the new fundamental concentration limitation could not be changed without the approval of shareholders.
 Adoption of the proposed amended limitation on concentration is not expected to affect the way the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests.
 The proposed amended limitation is not substantially different from the current policy and is not likely to have any impact on the investment techniques employed by the fund.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the changes will become effective when the disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of the fund, the fund's current limitation will remain unchanged.
OTHER BUSINESS
 The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.
ACTIVITIES AND MANAGEMENT OF FMR
 FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees, net assets, and total expenses of funds with investment objectives similar to Fidelity Municipal Money Market Fund and advised by FMR is contained in the Table of Average Net Assets and Expense Ratios in Exhibit 4 beginning on page .
 FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
 The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board and of the Executive Committee; Robert C. Pozen, President; and Peter S. Lynch, Vice Chairman. With the exception of Robert C. Pozen, each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d, Pozen, J. Gary Burkhead, John H. Costello, Arthur S. Loring, Thomas D. Maher, Thomas Simpson, Richard A. Silver, Leonard M. Rush, Fred L. Henning, Jr., Boyce Greer, Diane McLaughlin, and Scott Orr are currently officers of the trust and officers or employees of FMR or FMR Corp. With the exception of Mr.
Costello, Mr. Simpson,    and Mr. Silver,     all of these persons hold or
have options to acquire stock of FMR Corp. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.
 All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.
 During the period November 1, 1996 through July 31, 1997, no transactions were entered into by Trustees of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp.
PRESENT MANAGEMENT CONTRACT
 Fidelity Municipal Money Market Fund employs FMR to furnish investment advisory and other services. Under its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical, and investment activities.
 In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal and state laws; developing management and shareholder services for the fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. Services provided by affiliates of FMR will continue under
the proposed management contract described in proposal    2    .
 In addition to the management fee payable to FMR, the fund reimburses UMB Bank, n.a. (UMB) for its services as the fund's custodian and transfer agent. Although the fund's current management contract provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders, the trust, on behalf of the fund has entered into a revised transfer agent agreement with UMB, pursuant to which UMB bears the costs of providing these services to existing shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, and the fund's proportionate share of insurance premiums and Investment Company Institute dues. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify the trust's officers and Trustees with respect to litigation.
 UMB has entered into a sub-contract with Fidelity Service Company, Inc.
(FSC), an affiliate of FMR, under the terms of which FSC performs the processing activities associated with providing transfer agent and shareholder servicing functions for the fund. Under the sub-contract, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to shareholders, except proxy statements. FSC also pays all out-of-pocket expenses associated with transfer agent services. Transfer agent fees and pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid to FSC by UMB on behalf of the fund for the fiscal year ended October 31, 1996 were $6,790,000.
 The fund also has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at net asset value per share. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
 FMR is the fund's manager pursuant to a management contract dated November 1, 1993, which was approved by shareholders on November 17, 1993. Shareholders approved the addition of two new fee breakpoints for group asset levels above $120 billion: for group assets of $120 to $174 billion, the fee rate was reduced from .150% to .145%, and for group assets over $174 billion, the fee rate was reduced from .150% to .140%.
 For the services of FMR under the contract, the fund pays FMR a monthly management fee composed of the sum of two elements: a group fee rate and an individual fund fee rate.
 The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.
GROUP FEE RATE    EFFECTIVE ANNUAL FEE
SCHEDULE          RATES

Average Group   Annualized   Group Net   Effective
Assets          Rate         Assets      Annual
                                         Fee Rate





0      -     $3 billion   .3700%     $ 0.5 billion   .3700%

 3     -     6            .3400      25              .2664

 6     -     9            .3100      50              .2188

 9     -     12           .2800      75              .1986

 12    -     15           .2500      100             .1869

 15    -     18           .2200      125             .1793

 18    -     21           .2000      150             .1736

 21    -     24           .1900      175             .1695

 24    -     30           .1800      200             .1658

 30    -     36           .1750      225             .1629

 36    -     42           .1700      250             .1604

 42    -     48           .1650      275             .1583

 48    -     66           .1600      300             .1565

 66    -     84           .1550      325             .1548

 84    -     120          .1500      350             .1533

120    -     174          .1450      400             .1507

174    -     228          .1400

228    -     282          .1375

282    -     336          .1350

Over         336          .1325

 Under the fund's current management contract with FMR, the group fee rate is based on a schedule with breakpoints ending at .1400% for average group assets in excess of $174 billion. Prior to December 1, 1993, the group fee rate breakpoints shown above for average group assets in excess of $120 billion and under $228 billion were voluntarily adopted by FMR on January 1, 1992. The additional breakpoints shown above for average group assets in excess of $228 billion were voluntarily adopted by FMR on November 1, 1993.
 On August 1, 1994, FMR voluntarily revised the prior extensions to the group fee rate schedule, and added new breakpoints for average group assets in excess of $156 billion and under $372 billion as shown in the schedule below, pending shareholder approval of a new management contract reflecting the revised schedule. The revised group fee rate schedule provides for lower management fee rates as FMR's assets under management increase. The revised group fee rate schedule was identical to the above schedule for average group assets under $156 billion.
 On January 1, 1996, FMR voluntarily added new breakpoints to the revised schedule for average group assets in excess of $372 billion, pending shareholder approval of a new management contract reflecting the revised schedule and additional breakpoints. The revised group fee rate schedule and its extensions provide for lower management fee rates as FMR's assets under management increase. For average group assets in excess of $156 billion, the revised group fee rate schedule with additional breakpoints voluntarily adopted by FMR is as follows:
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE
                          RATES

Average Group       Annualized   Group Net        Effective
Assets              Rate         Assets           Annual
                                                  Fee Rate

 120 - $156         .1450%        $ 150 billion   .1736%
billion

 156 - 192          .1400          175            .1690

 192 - 228          .1350          200            .1652

 228 - 264          .1300          225            .1618

 264 - 300          .1275          250            .1587

 300 - 336          .1250          275            .1560

 336 - 372          .1225          300            .1536

 372 - 408          .1200          325            .1514

 408 - 444          .1175          350            .1494

 444 - 480          .1150          375            .1476

 480 - 516          .1125          400            .1459

 Over         516   .1100          425            .1443

                                   450            .1427

                                   475            .1413

                                   500            .1399

                                   525            .1385

                                   550            .1372

 The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $435 billion of group net assets - the approximate level for October 1996 - was .1437%, which is the weighted average of the respective fee rates for each level of group net assets up to $435 billion.
 The individual fund fee rate is 0.15%. Based on the average group net assets of the funds advised by FMR for October 1996, the annual management fee rate would be calculated as follows:
Group Fee Rate         Individual Fund         Management Fee
                       Fee Rate                Rate

0.1437%          +     0.15%             =     0.2937%

 One-twelfth of this annual management fee rate is applied to the fund's net assets averaged for the month, giving a dollar amount, which is the fee for that month.
 During the fiscal year ended October 31, 1996, FMR received
$10,   873,637     for its services as investment adviser to the fund. This
fee was equivalent to 0.30% of the average net assets of the fund.
 FMR may, from time to time, voluntarily reimburse all or a portion of the fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year. Expense reimbursements by FMR will increase the fund's total returns and yield and repayment of the reimbursement by the fund will lower its total returns and yield. ACTIVITIES AND MANAGEMENT OF FMR TEXAS
 FMR Texas is a wholly owned subsidiary of FMR formed in 1989 to provide portfolio management services to Fidelity's money market funds and investment advice with respect to money market instruments.
 Funds with investment objectives similar to Fidelity Municipal Money Market Fund for which FMR has entered into a sub-advisory agreement with FMR Texas, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in Exhibit 4 beginning on page .
 The Directors of FMR Texas are Edward C. Johnson 3d, Chairman, and Robert
C. Pozen, President. Mr. Johnson 3d also is President and a Trustee of the trust and of other funds advised by FMR; Chairman, Chief Executive Officer, President, and a Director of FMR Corp.; Chairman of the Board and of the Executive Committee of FMR; a Director of FMR; and Chairman and Director of Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Far East) Inc. (FMR Far East). In addition, Mr. Pozen is Senior Vice President and a Trustee of other funds advised by FMR; a Director of FMR Corp.; Director of FMR; and President and Director of FMR U.K. and FMR Far East. Each of the Directors is a stockholder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.
PORTFOLIO TRANSACTIONS
 All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the fund's management contract.
 FMR may place agency transactions with National Financial Services Corporation (NFSC) an indirect subsidiary of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.
 During the fiscal year ended October 1996, the funds paid no brokerage commissions to affiliated brokers.
SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS
 The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.
NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES
 Please advise the trust, in care of    Fidelity Service Company, Inc.,
P.O. Box 789, Boston, Massachusetts, 02109, w    hether other persons are
beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.
EXHIBIT 1
Underlined disclosure will be added; [bracketed] disclosure will be deleted.
FORM OF MANAGEMENT CONTRACT
BETWEEN
FIDELITY BEACON STREET TRUST:
   ((    FIDELITY MUNICIPAL MONEY MARKET FUND   ))
[FIDELITY TAX-EXEMPT MONEY MARKET TRUST]
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY
    ((    AGREEMENT AMENDED and RESTATED as of   ))     [Modification made]
this [1st] ______ day of [November 1993] ____ _____, 19__, by and between Fidelity Beacon Street Trust, a Delaware business trust which may issue one or more series of shares of beneficial interest (hereinafter called the
"Fund"),    ((    on behalf of Fidelity Municipal Money Market Fund
(hereinafter called the "Portfolio"),   ))     and Fidelity Management &
Research Company, a Massachusetts corporation (hereinafter called the
   ((    "Adviser")   ))     ["Advisor"]    ((    as set forth in its
entirety below.   ))
 [Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Advisor hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated December 30, 1991, to a modification of said Contract in the manner set forth below. The Modified Management Contract shall, when executed by duly authorized officers of the Fund and the Advisor, take effect on the later of November 1, 1993 or the first day of the month following approval.]
 1. (a) Investment Advisory Services. The    ((    Adviser   ))
[Advisor] undertakes to act as investment    ((    adviser   ))
[advisor] of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the ((Adviser)) [Advisor]. The ((Adviser)) [Advisor] shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the ((Adviser)) [Advisor] and of all personnel of the Fund or the ((Adviser)) [Advisor] performing services relating to research, statistical and investment activities. The ((Adviser)) [Advisor] is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The ((Adviser)) [Advisor] shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The ((Adviser)) [Advisor] shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The ((Adviser)) [Advisor] shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the ((Adviser)) [Advisor] may deem to be desirable. The ((Adviser)) [Advisor] shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The ((Adviser)) [Advisor] shall, subject to review by the Board of Trustees, furnish such other
services as the    ((A    dviser)) [Advisor] shall from time to time
determine to be necessary or useful to perform its obligations under this Contract.
  (c) The ((Adviser)) [Advisor] [, at its own expense,] shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the ((Adviser)) [Advisor], which may include brokers or dealers affiliated with the ((Adviser)) [Advisor]. The ((Adviser)) [Advisor] shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in
Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the ((Adviser)) [Advisor] or its affiliates exercise investment discretion. The ((Adviser)) [Advisor] is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the ((Adviser)) [Advisor] determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the ((Adviser)) [Advisor] and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the [Trust] ((Fund)) shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 The ((Adviser)) [Advisor] shall, in acting hereunder, be an independent contractor. The ((Adviser)) [Advisor] shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the ((Adviser)) [Advisor] as directors, officers or otherwise and that directors, officers and stockholders of the ((Adviser)) [Advisor] are or may be or become similarly interested in the Fund, and that the ((Adviser)) [Advisor] may be or become interested in the Fund as a shareholder or otherwise.
 3. The ((Adviser)) [Advisor] will be compensated on the following basis for the services and facilities to be furnished hereunder. The ((Adviser)) [Advisor] shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Group Fee [fee rate] and an Individual Fund ((Fee.)) [fee rate.]
  (a) Group Fee Rate. The Group Fee [rate] ((Rate)) shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the ((Adviser)) [Advisor] (computed in the manner set forth in the [charter of each investment company] ((fund's Declaration of Trust or other organizational document)) ) determined as of the close of business on each business day throughout the month. The [group fee rate] ((Group Fee Rate)) shall be determined on a cumulative basis pursuant to the following schedule:
Average Net   Annualized Fee Rate
Assets        (for each level)

 0 - $3 billion   .3700%

 3 - 6            .3400

 6 - 9            .3100

 9 - 12           .2800

 12 - 15          .2500

 15 - 18          .2200

 18 - 21          .2000

 21 - 24          .1900

 24 - 30          .1800

 30 - 36          .1750

 36 - 42          .1700

 42 - 48          .1650

 48 - 66          .1600

 66 - 84          .1550

 84 - 120         .1500.

 [120 - 174]      [.1450]

 [Over   174]     [.1400]

 ((120 - 156))    ((.1450))

 ((156 - 192))    ((.1400))

 ((192 - 228))    ((.1350))

 ((228 - 264))    ((.1300))

 ((264 - 300))    ((.1275))

 ((300 - 336))    ((.1250))

 ((336 - 372))    ((.1225))

 ((372 - 408))    ((.1200))

 ((408 - 444))    ((.1175))

 ((444 - 480))    ((.1150))

 ((480 - 516))    ((.1125))

((Over   516))    ((.1100))

  (b) Individual Fund Fee Rate. The Individual Fund [fee rate] ((Fee Rate)) shall be 0.15%.
 The sum of the Group [fee rate] ((Fee Rate)), calculated as described above to the nearest millionth, and the Individual Fund [fee rate] ((Fee
Rate)) shall constitute the [annual management fee rate] ((Annual Management Fee Rate)). One-twelfth of the [annual management fee] ((Annual Management Fee Rate)) shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the [Trust Instrument of the Fund] ((Fund's Declaration of Trust or other organizational document))) determined as of the close of business on each business day throughout the month.
  (( (c) ))In case of termination of this [contract] ((Contract)) during any month, the fee for that month shall be reduced [proportionally] ((proportionately)) on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.
 4. It is understood that the Portfolio will pay all its expenses, [other than those expressly stated to be payable by the Advisor hereunder,] which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the ((Adviser)) [Advisor]; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor;
(ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the ((Adviser)) [Advisor], of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.
 5. The services of the ((Adviser)) [Advisor] to the Portfolio are not to be deemed exclusive, the ((Adviser)) [Advisor] being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the ((Adviser's)) [Advisor's] ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the ((Adviser)) [Advisor], the ((Adviser)) [Advisor] shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security ((or other investment instrument.))
 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until May 31, [1994] ((1998)) and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Contract may be modified by mutual consent, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 7. The ((Adviser)) [Advisor] is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's [of Trust Instrument] ((Declaration of)) ((Trust or other organizational document)) and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the ((Adviser)) [Advisor] shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or [the] ((any)) other Portfolios of the Fund. In addition, the ((Adviser)) [Advisor] shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The ((Adviser)) [Advisor] understands that the rights and obligations of any Portfolio under the Declaration of Trust ((or other organizational document)) are separate and distinct from those of any and all other Portfolios.
 8. This [contract] ((Agreement)) shall be governed by , and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.
 The terms "vote of a majority of the outstanding securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Securities and Exchange Commission.
 IN WITNESS WHEREOF [and their respective seals to be hereunto affixed,] the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, ((and their respective seals to be hereunto affixed,)) all as of the date written above. [SIGNATURE LINES OMITTED]
EXHIBIT 2
FORM OF
AGREEMENT AND PLAN OF REORGANIZATION
 THIS AGREEMENT AND PLAN OF REORGANIZATION (the Agreement) is made as of
the    18th     day of    September     1997,        by and between
Fidelity Municipal Money Market Fund (the Fund), a separate series of Fidelity Beacon Street Trust (Beacon Street Trust) and Fidelity Union Street Trust II (the Trust), each a business trust duly formed under the laws of the State of Delaware.
 This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the Code). The reorganization will comprise: (a) the transfer of all of the assets of the Fund to a series of the Trust (the Series) solely in exchange for shares of beneficial interest in the Series (the Trust Series Shares) and the assumption by the Series of the Fund's liabilities; and (b) the constructive distribution of such Trust Series Shares by the Fund to its shareholders (Fund Shareholder) in complete liquidation and termination of the Fund in exchange for all of the Fund's outstanding shares (Fund Shares). The Fund shall receive shares of the Series equal to the number of Fund Shares on the Closing Date (as defined below). Immediately thereafter, the Fund shall then distribute to each Fund Shareholder one Trust Series Share for each Fund Share held by the shareholder on the Closing Date. The foregoing transactions are referred to herein as the "Reorganization."
 In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:
1. REPRESENTATIONS AND WARRANTIES OF THE FUND
 The Beacon Street Trust on behalf of the Fund represents and warrants as follows:
 (a) The Fund is a series of Beacon Street Trust, a business trust duly formed, validly existing, and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry out its business as now being conducted and to carry out this Agreement;
 (b) The Fund is duly registered as an open-end management investment company under the Investment Company Act of 1940 (the 1940 Act), as amended, or is a series of a registrant and such registration is in full force and effect;
 (c) The Fund is not in, and the execution, delivery and performance of this Agreement will not result in, violation of any provision of the Trust Instrument or the Fund's Bylaws, or, to the Fund's knowledge, of any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which the Fund is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Fund is a party or is bound;
 (d) The Fund has no material contracts or other commitments (other than this Agreement) that will not be terminated without liability to the Fund on or prior to the Closing Date;
 (e) To the Fund's knowledge, no material legal, administrative, or other proceeding or investigation of, or before, any court or governmental body presently is pending or threatened against the Fund or any of its properties or assets which assert liability on the part of the Fund, except as previously disclosed in writing to the Trust. The Fund knows of no facts that might form the basis for the institution of such proceedings;
 (f) The Fund has filed or will file all federal and state tax returns which, to the knowledge of the Fund's officers, are required to be filed by the Fund and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of the Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;
 (g) All of the issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and nonassessable as a matter of Delaware law (except as disclosed in the Fund's Statement of Additional Information), and have been offered for sale in conformity with all applicable federal securities laws. All of the issued and outstanding shares of the Fund will, at the Closing Date, be held by the persons and in the amounts as certified in accordance with the provisions of this Agreement;
 (h) The information to be furnished by the Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;
 (i) At both the Valuation Time (as defined in Section 4) and the Closing Date (as defined in Section 6), the Fund will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets of the Fund to be transferred to the Series pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Fund's portfolio securities and any such other assets as contemplated by this Agreement, the Series will acquire the Fund's portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course and are disclosed to the Series) and without any restrictions upon the transfer thereof;
 (j) The execution, delivery, and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of the Fund, and this Agreement constitutes a valid and binding obligation of the Fund enforceable in accordance with its terms, subject to shareholder approval;
 (k) To the best of the knowledge of the Fund's management, there is no plan or intention by the Fund's shareholders to sell, exchange or otherwise dispose of any of the Trust Series Shares to be received in the Reorganization;
 (l) The Fund shares are widely held and may be purchased and redeemed upon request;
 (m) No consideration other than Trust Series Shares will be issued in exchange for the Fund Shares in the Reorganization;
 (n) Immediately following consummation of the Reorganization, the Fund Shareholders will own all of the Trust Series Shares and will own such shares solely by reason of their ownership of the Fund Shares immediately prior to the Reorganization;
 (o) Immediately following the consummation of the Reorganization, the Trust will hold on behalf of the Series the same assets and be subject to the same liabilities that the Fund held or was subject to immediately prior thereto, except for assets used to pay expenses incurred in connection with the Reorganization. Assets used to pay expenses and all distributions (except for distributions and redemptions arising in the ordinary course of the Fund's business as an open-end investment company) made by the Fund immediately preceding the Reorganization will, in the aggregate, constitute less than 1% of the net assets of the Fund;
 (p) At the time of the Reorganization, the Fund will not have outstanding any warrants, options, convertible securities, or any other type of right pursuant to which any person could acquire stock in the Fund;
 (q) There is no intercompany indebtedness between the Series and the Fund that was issued, acquired or that will be settled at a discount;
 (r) The Fund's liabilities to be assumed by the Series in the Reorganization were incurred by the Fund in the ordinary course of its business and are associated with the assets to be transferred;
 (s) The Fund's shareholders each will pay their own expenses, if any, incurred in connection with the Reorganization;
 (t) The fair market value of the Fund's assets to be transferred by the Fund to the Series will equal or exceed the Fund's liabilities to be assumed by the Series plus the liabilities to which the transferred assets are subject;
 (u) The Fund is a regulated investment company as defined in Section 851 of the Internal Revenue Code of 1986, as amended;
 (v) At the time of the Reorganization, the Fund is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code;
 (w) To the Fund's knowledge, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated by this Agreement, except such as have been obtained under the Securities Act of 1933 (the 1933 Act), the Securities Exchange Act of 1934 (the 1934 Act), and the 1940 Act;
 (   x    ) The Fund has no known liabilities of a material nature,
contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of April 30, 1997 and those incurred in the ordinary course of the Fund's business as an investment company since April 30, 1997; and
 (   y    ) The Fund will be liquidated immediately after the
Reorganization.
2. REPRESENTATIONS AND WARRANTIES OF THE TRUST
 The Trust represents and warrants as follows:
 (a) The Trust is a business trust duly formed, validly existing, and in good standing under the laws of the State of Delaware. It has all necessary federal, state, and local authorizations to carry out its business as now being conducted and to carry out this Agreement;
 (b) The Trust is duly registered as an open-end management investment company under the 1940 Act, and the Series is a duly established and designated series of the Trust;
 (c) The Trust is not in, and the execution, delivery and performance of this Agreement will not result in, violation of any provision of the Trust Instrument or the Trust's Bylaws, or, to the Trust's knowledge, of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Trust is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Trust is a party or is bound;
 (d) To the Trust's knowledge, no material legal, administrative, or other proceeding or investigation of, or before, any court or governmental body presently is pending or threatened against the Trust or any of its properties or assets which assert liability on the part of the Trust, except as previously disclosed in writing to the Trust. The Trust knows of no facts that might form the basis for the institution of such proceedings;
 (e) The Trust intends for the Series to be a regulated investment company, under Section 851 of the Code;
 (f) Prior to the Closing Date, there shall be no issued and outstanding Trust Series Shares or any other securities issued by the Series (except for the one share that may be issued to FMR); Trust Series Shares issued in connection with the transactions contemplated herein will be, duly and validly issued and outstanding, fully paid and non-assessable under Delaware law on the Closing Date;
 (g) The execution, delivery, and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of the Trust, and, upon its proper execution, this Agreement will constitute a valid and binding obligation of the Trust enforceable against the Series in accordance with its terms;
 (h) The Trust Series Shares at the Closing will have been duly authorized and, when so issued and delivered, will be duly and validly issued shares of the Series, fully paid and non-assessable under Delaware law;
 (i) The fair market value of the Trust Series Shares to be received by the Fund Shareholders will be equal to the fair market value of their Fund Shares constructively surrendered in exchange therefor;
 (j) The Trust has no plan or intention on behalf of the Series to issue additional Trust Series Shares following the Reorganization except for issuance of shares arising in the ordinary course of the business of the Series as the series of an open-end investment company;
 (k) The Trust has no plan or intention to reacquire the Trust Series Shares issued to the Fund Shareholders pursuant to the Reorganization other than through redemptions arising in the ordinary course of the business of the Series as a series of an open-end investment company;
 (l) Following the Reorganization, the Trust, on behalf of the Series, will continue the Fund's historic business;
 (m) The Trust has no plan or intention to sell or otherwise dispose of any of the Fund's assets to be acquired by the Series in the Reorganization, except for dispositions made in the ordinary course of its business and dispositions necessary to maintain the status of the Series as a regulated investment company under Section 851 of the Code;
 (n) The information to be furnished by the Trust with respect to the Series for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;
 (o) The Trust, on behalf of the Series, shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act as it may deem appropriate in order to operate after the Closing Date; and
 (p) To the Trust's knowledge, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Series of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act.
3. REORGANIZATION
 (a) Subject to the requisite approval of the shareholders of the Fund and to the other terms and conditions contained herein, the Fund agrees to assign, convey, transfer, and deliver to the Series established by the Trust solely for the purpose of acquiring all of the assets of the Fund, which Series has not issued any Trust Series Shares (except for one share that may be issued to FMR) or commenced operations, on the Closing Date all of the assets of the Fund of any kind and nature existing on the Closing Date. The Series agrees in exchange therefor (1) to assume all of the Fund's liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and (2) to issue and deliver to the Fund the number of full and fractional Trust Series Shares equal to the value and number of full and fractional shares of the Fund outstanding at the time of the closing, as described in paragraph 6, on the Closing Date provided for in Section 6(a).
 (b) The assets of the Fund to be acquired by the Series and allocated thereto shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by the Fund, and any deferred or prepaid expenses shown as an asset on the books of the Fund on the Closing Date. The Fund will pay or cause to be paid to the Series any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to the Series hereunder, and the Series will retain any dividend or interest payments received by it after the Valuation Time (as defined in Section 4) with respect to the assets transferred hereunder without regard to the payment date thereof.
 (c) Immediately upon delivery to the Fund of the Trust Series Shares, the individual Trustees of Beacon Street Trust or any officer duly authorized by them, on the Beacon Street Trust's behalf as the then sole shareholder of the Series, shall (1) approve (i) a Management Contract between the Trust on behalf of the Series and FMR, (ii) a Sub-Advisory Agreement between FMR and FMR Texas Inc., (iii) a Distribution and Service Plan under Rule 12b-1 under the 1940 Act between the Trust on behalf of the Series and Fidelity Distributors Corporation (FDC) substantively identical to the plan and contracts currently in effect with the Fund, except as to the parties to such plan or contract, (and except as the Management Contract may be modified pursuant to a vote of the shareholders of the fund pursuant to the proxy statement distributed in connection with the Special Meeting of Fund
Shareholders (Proxy Statement))   ,     (iv) the independent accountants
who currently serve in that capacity for the Fund, and (v) the adoption of
revised fundamental policies described in Proposal    4     of the Proxy
Statement.
 (d) Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable (the Liquidation Date), the Fund will constructively distribute the Trust Series Shares pro rata in proportion to their respective shares of beneficial interest in the Fund to Fund Shareholders of record determined as of the Valuation Time on the Closing Date in accordance with the Fund's Trust Instrument, in liquidation of such Fund. Such distribution will be accomplished by the Fund's transfer agent opening accounts on the share records of the Series in the names of such Fund Shareholders and transferring the Trust Series Shares thereto. Each Fund Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) Trust Series Shares due that shareholder. All outstanding Fund Shares, including any represented by certificates, shall simultaneously be canceled on the Fund's share transfer records. The Series shall not issue certificates representing Trust Series Shares in connection with such distribution.
 (e) Immediately after the distribution of the Trust Series Shares as set forth in Section 3(d), the Fund shall be liquidated and terminated and any such further actions shall be taken in connection therewith as required by applicable law.
 (f) Any transfer taxes payable upon issuance of Trust Series Shares in a name other than that of the registered holder on the Fund's books of the Fund Shares constructively exchanged for the Trust Series Shares shall be paid by the person to whom such Trust Series Shares are to be issued, as a condition of such transfer.
 (g) Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the date on which it is liquidated.
4. VALUATION
 (a) The valuation time shall be 4:00 p.m. Eastern time on the Closing Date (the Valuation Time).
 (b) The value of the Fund's net assets to be acquired by the Series hereunder shall be the net asset value computed as of the Valuation Time, using the valuation procedures set forth in the Fund's then current Prospectus and Statement of Additional Information.
 (c) The number, value, and denomination of full and fractional Trust Series Shares to be issued in exchange for the Fund's net assets shall be equal to the number, value, and denomination of full and fractional Fund Shares outstanding on the Closing Date.
 (d) All computations pursuant to this Section shall be made by Fidelity Service Company, Inc. (FSC), a wholly-owned subsidiary of FMR Corp., in accordance with its regular practice as pricing agent for the Fund.
5. FEES; EXPENSES
 (a) The Trust and the Fund each represent that there is no person who dealt with it who by reason of such dealings is entitled to any broker's or finder's fees or commissions arising out of the transactions contemplated hereby.
 (b) The Fund shall be responsible for all expenses, fees and other charges, subject to FMR's voluntary expense limitation (2.5% of average net assets), if applicable.
6. CLOSING DATE
 (a) The transfer of the Fund's assets in exchange for the assumption by the Series of the Fund's liabilities and the issuance of Trust Series Shares, as described above, together with related acts necessary to consummate the same, (the Closing), unless otherwise provided herein, shall occur at the principal office of the Beacon Street Trust and the Trust, 82
Devonshire Street, Boston, Massachusetts, on December    19    , 1997, or
at such other place or date as the parties may agree in writing (the Closing Date). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Valuation Time or at such other time and/or place as the parties may agree.
 (b) In the event that, on the Closing Date: (i) any of the markets for securities held by the Fund are closed to trading, or (ii) trading thereon is restricted, or (iii) trading or reporting of trading on said markets or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and reporting shall have been restored, or such other date as the parties may agree.
 (c) The Fund shall deliver at the Closing a certificate of an authorized officer stating that it has notified UMB Bank, n.a., as custodian for the Fund, of the Fund's reorganization to a series of the Trust.
 (d) Fidelity Service Company, Inc., as transfer agent for the Fund, shall deliver at the Closing a certificate as to the conversion on its books and records of each Fund Shareholder account to an account as a holder of Trust Series Shares. The Trust shall issue and deliver a confirmation to the Fund evidencing the Trust Series Shares to be credited on the Closing Date or provide evidence satisfactory to the Fund that such Trust Series Shares have been credited to the Fund's account on the books of the Trust. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.
7. SHAREHOLDER MEETING AND TERMINATION OF THE FUND
 (a) The Fund agrees to call a meeting of its shareholders (the Shareholder's Meeting) to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby.
 (b) The Fund agrees that as soon as reasonably practicable after distribution of the Trust Series Shares, the Fund shall be liquidated and terminated as a series of Beacon Street Trust pursuant to its Trust Instrument, any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date the Fund shall not conduct any business except in connection with its liquidation and termination.
8. CONDITIONS TO OBLIGATIONS OF THE TRUST
        The obligations of the Trust hereunder shall be subject to the following conditions:
 (a) That the Fund furnishes to the Trust a statement, dated as of the Closing Date, signed by an officer of Beacon Street Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of the Fund made in this Agreement are true and correct in all material respects and that the Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;
 (b) That the Fund furnishes the Trust with copies of the resolutions, certified by an officer of Beacon Street Trust, evidencing the adoption of this Agreement and the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of beneficial interest of the Fund;
 (c) That the Fund shall deliver to the Trust at the Closing a statement of its assets and liabilities, together with a certificate as to the aggregate asset value of the Fund's portfolio securities, all as of the Valuation Time, certified on the Fund's behalf by its Treasurer or Assistant Treasurer;
 (d) That the Fund's custodian shall deliver to the Trust a certificate identifying the assets of the Fund held by such custodian as of the Valuation Time on the Closing Date and stating that at the Valuation Time:
(i) the assets held by the custodian will be transferred to the Series;
(ii) the Fund's assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and (iii) to the best of the custodian's knowledge, all necessary taxes in conjunction with the delivery of the assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made;
 (e) That the Fund's transfer agent shall deliver to the Trust at the Closing a certificate setting forth the number of shares of the Fund outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder;
 (f) That the Fund calls a Shareholder's Meeting to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby;
 (g) That the Fund delivers to the Trust a certificate of an officer of Beacon Street Trust, dated the Closing Date, that there has been no material adverse change in the Fund's financial position since October 31, 1996, other than changes in the market value of its portfolio securities, or changes due to net redemptions of its shares, dividends paid, or losses from operations; and
 (h) That all of the issued and outstanding shares of beneficial interest of the Fund shall have been offered for sale and sold in conformity with all applicable state securities laws and, to the extent that any audit of the records of the Fund or its transfer agent by the Trust or its agents shall have revealed otherwise, the Fund shall have taken all actions that in the opinion of the Trust are necessary to remedy any prior failure on the part of the Fund to have offered for sale and sold such shares in conformity with such laws.
9. CONDITIONS TO OBLIGATIONS OF THE FUND
 The obligations of the Fund hereunder shall be subject to the following conditions:
 (a) That the Trust shall have executed and delivered to the Fund an Assumption of Liabilities, certified by an officer of the Trust, dated as of the Closing Date pursuant to which Trust on behalf of the Series will assume all of the liabilities of the Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement;
 (b) That the Trust furnishes to the Fund a statement, dated as of the Closing Date, signed by an officer of Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of the Series made in this Agreement are true and correct in all material respects, and the Trust has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and
 (c) That the Fund shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to the Fund and the Trust, to the effect that the Trust Series Shares are duly authorized and upon delivery to the Fund as provided in this Agreement will be validly issued and will be fully paid and nonassessable under Delaware law.
10. CONDITIONS TO OBLIGATIONS OF THE FUND AND THE TRUST
 The obligations of the Fund and the Trust hereunder shall be subject to the following conditions:
 (a) That this Agreement shall have been adopted and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of the Fund;
 (b) That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities, including "no action" positions of such federal or state authorities) deemed necessary by the Trust or the Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Trust or the Fund, provided that either party hereto may for itself waive any of such conditions;
 (c) That all proceedings taken by either the Fund or the Series in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to it and its counsel, Kirkpatrick & Lockhart LLP;
 (d) That the Trust shall have taken all necessary action so that the Series shall be a series of a registered open-end investment company under the 1940 Act immediately after the closing.
 (e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement;
 (f) That the Trust and the Fund shall have received an opinion of Kirkpatrick & Lockhart LLP satisfactory to the Trust and the Fund that for federal income tax purposes:
  (i) The Reorganization will be a reorganization under Section 368(a)(1)(F) of the Code, and the Fund and the Series will each be parties to the Reorganization under section 368(b) of the Code;
  (ii) No gain or loss will be recognized by the Fund upon the transfer of all of its assets to the Series in exchange solely for the Trust Series Shares and the assumption of the Fund's liabilities followed by the distribution of those the Trust Series Shares to the shareholders of the Fund in liquidation of the Fund;
  (iii) No gain or loss will be recognized by the Series on the receipt of the Fund's assets in exchange solely for the the Trust Series Shares and the assumption of the Fund's liabilities;
  (iv) The basis of the Fund's assets in the hands of the Series will be the same as the basis of such assets in the Fund's hands immediately prior to the Reorganization;
  (v) The Series' holding period in the assets to be received from the Fund will include the Fund's holding period in such assets;
  (vi) A Fund Shareholder will recognize no gain or loss on the exchange of his or her shares of beneficial interest in the Fund for the Trust Series Shares in the Reorganization;
  (vii) A Fund Shareholder's basis in the the Trust Series Shares to be received by him or her will be the same as his or her basis in the Fund Shares exchanged therefor;
  (viii) A Fund Shareholder's holding period for his or her Trust Series Shares will include the holding period of the Fund Shares exchanged, provided that those Fund Shares were held as capital assets on the date of the Reorganization.
 Notwithstanding anything herein to the contrary, neither the Fund nor the Trust may waive the conditions set forth in this subsection 10(f).
11. COVENANTS OF THE FUND AND THE TRUST
 (a) The Fund covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions.
 (b) The Fund covenants that the Trust Series Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.
 (c) The Fund covenants that it will assist the Trust in obtaining such information as the Trust reasonably requests concerning the beneficial ownership of Fund Shares.
 (d) The Fund covenants that its liquidation and termination will be effected in the manner provided in its Trust Instrument in accordance with applicable law and, after the Closing Date, the Fund will not conduct any business except in connection with its liquidation and termination.
12. TERMINATION; WAIVER
 (a) The Trust and the Fund may terminate this Agreement by mutual agreement. In addition, either the Trust or the Fund may at its option terminate this Agreement at or prior to the Closing Date because:
  (i) Of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or
  (ii) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.
 (b) In the event of any such termination, there shall be no liability for damages on the part of the Trust or the Fund, or their respective Trustees or officers.
13. SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES
 (a) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of the State of Delaware.
 (b) This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the respective President, any Vice President, or Treasurer of the Series or the Fund; provided, however, that following the shareholders' meeting called by the Fund pursuant to Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Series Shares to be received by the Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.
 (c) Either Fund may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the interests of such Fund's shareholders.
 The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.
14. TRUST INSTRUMENTS
 A copy of the Trust Instrument of the Trust and Beacon Street Trust is on file with the Secretary of State of the State of Delaware, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust and Beacon Street Trust as trustees and not individually and that the obligations of the Fund and the Series under this instrument are not binding upon any of such Fund's or Trust's Trustees, officers, or shareholders individually but are binding only upon the assets and property of such Fund or Series. The Fund and the Trust each agrees that its obligations hereunder apply only to such Fund and the Series, respectively, and not to its shareholders individually or to the Trustees of such Fund or Series.
15. ASSIGNMENT.
 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.
 This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.
 IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.
[Signature Lines Omitted]
EXHIBIT 3
FORM OF
AGREEMENT AND PLAN OF REORGANIZATION
 THIS AGREEMENT AND PLAN OF REORGANIZATION (the Agreement) is made as of the 18th day of September 1997, by and between Spartan New Jersey Municipal Money Market Fund (the Fund), a separate series of Fidelity Beacon Street Trust (Beacon Street Trust) and Fidelity Court Street Trust II (the Trust), each a business trust duly formed under the laws of the State of Delaware.
 This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the Code). The reorganization will comprise: (a) the transfer of all of the assets of the Fund to a series of the Trust (the Series) solely in exchange for shares of beneficial interest in the Series (the Trust Series Shares) and the assumption by the Series of the Fund's liabilities; and (b) the constructive distribution of such Trust Series Shares by the Fund to its shareholders (Fund Shareholder) in complete liquidation and termination of the Fund in exchange for all of the Fund's outstanding shares (Fund Shares). The Fund shall receive shares of the Series equal to the number of Fund Shares on the Closing Date (as defined below). Immediately thereafter, the Fund shall then distribute to each Fund Shareholder one Trust Series Share for each Fund Share held by the shareholder on the Closing Date. The foregoing transactions are referred to herein as the "Reorganization."
 In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:
1. REPRESENTATIONS AND WARRANTIES OF THE FUND
 The Beacon Street Trust on behalf of the Fund represents and warrants as follows:
 (a) The Fund is a series of Beacon Street Trust, a business trust duly formed, validly existing, and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry out its business as now being conducted and to carry out this Agreement;
 (b) The Fund is duly registered as an open-end management investment company under the Investment Company Act of 1940 (the 1940 Act), as amended, or is a series of a registrant and such registration is in full force and effect;
 (c) The Fund is not in, and the execution, delivery and performance of this Agreement will not result in, violation of any provision of the Trust Instrument or the Fund's Bylaws, or, to the Fund's knowledge, of any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which the Fund is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Fund is a party or is bound;
 (d) The Fund has no material contracts or other commitments (other than this Agreement) that will not be terminated without liability to the Fund on or prior to the Closing Date;
 (e) To the Fund's knowledge, no material legal, administrative, or other proceeding or investigation of, or before, any court or governmental body presently is pending or threatened against the Fund or any of its properties or assets which assert liability on the part of the Fund, except as previously disclosed in writing to the Trust. The Fund knows of no facts that might form the basis for the institution of such proceedings;
 (f) The Fund has filed or will file all federal and state tax returns which, to the knowledge of the Fund's officers, are required to be filed by the Fund and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of the Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;
 (g) All of the issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and nonassessable as a matter of Delaware law (except as disclosed in the Fund's Statement of Additional Information), and have been offered for sale in conformity with all applicable federal securities laws. All of the issued and outstanding shares of the Fund will, at the Closing Date, be held by the persons and in the amounts as certified in accordance with the provisions of this Agreement;
 (h) The information to be furnished by the Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;
 (i) At both the Valuation Time (as defined in Section 4) and the Closing Date (as defined in Section 6), the Fund will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets of the Fund to be transferred to the Series pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Fund's portfolio securities and any such other assets as contemplated by this Agreement, the Series will acquire the Fund's portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course and are disclosed to the Series) and without any restrictions upon the transfer thereof;
 (j) The execution, delivery, and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of the Fund, and this Agreement constitutes a valid and binding obligation of the Fund enforceable in accordance with its terms, subject to shareholder approval;
 (k) To the best of the knowledge of the Fund's management, there is no plan or intention by the Fund's shareholders to sell, exchange or otherwise dispose of any of the Trust Series Shares to be received in the Reorganization;
 (l) The Fund shares are widely held and may be purchased and redeemed upon request;
 (m) No consideration other than Trust Series Shares will be issued in exchange for the Fund Shares in the Reorganization;
 (n) Immediately following consummation of the Reorganization, the Fund Shareholders will own all of the Trust Series Shares and will own such shares solely by reason of their ownership of the Fund Shares immediately prior to the Reorganization;
 (o) Immediately following the consummation of the Reorganization, the Trust will hold on behalf of the Series the same assets and be subject to the same liabilities that the Fund held or was subject to immediately prior thereto, except for assets used to pay expenses incurred in connection with the Reorganization. Assets used to pay expenses and all distributions (except for distributions and redemptions arising in the ordinary course of the Fund's business as an open-end investment company) made by the Fund immediately preceding the Reorganization will, in the aggregate, constitute less than 1% of the net assets of the Fund;
 (p) At the time of the Reorganization, the Fund will not have outstanding any warrants, options, convertible securities, or any other type of right pursuant to which any person could acquire stock in the Fund;
 (q) There is no intercompany indebtedness between the Series and the Fund that was issued, acquired or that will be settled at a discount;
 (r) The Fund's liabilities to be assumed by the Series in the Reorganization were incurred by the Fund in the ordinary course of its business and are associated with the assets to be transferred;
 (s) The Fund's shareholders each will pay their own expenses, if any, incurred in connection with the Reorganization;
 (t) The fair market value of the Fund's assets to be transferred by the Fund to the Series will equal or exceed the Fund's liabilities to be assumed by the Series plus the liabilities to which the transferred assets are subject;
 (u) The Fund is a regulated investment company as defined in Section 851 of the Internal Revenue Code of 1986, as amended;
 (v) At the time of the Reorganization, the Fund is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code;
 (w) To the Fund's knowledge, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated by this Agreement, except such as have been obtained under the Securities Act of 1933 (the 1933 Act), the Securities Exchange Act of 1934 (the 1934 Act), and the 1940 Act;
 (   x    ) The Fund has no known liabilities of a material nature,
contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of April 30, 1997 and those incurred in the ordinary course of the Fund's business as an investment company since April 30, 1997; and
 (   y    ) The Fund will be liquidated immediately after the
Reorganization.
2. REPRESENTATIONS AND WARRANTIES OF THE TRUST
 The Trust represents and warrants as follows:
 (a) The Trust is a business trust duly formed, validly existing, and in good standing under the laws of the State of Delaware. It has all necessary federal, state, and local authorizations to carry out its business as now being conducted and to carry out this Agreement;
 (b) The Trust is duly registered as an open-end management investment company under the 1940 Act, and the Series is a duly established and designated series of the Trust;
 (c) The Trust is not in, and the execution, delivery and performance of this Agreement will not result in, violation of any provision of the Trust Instrument or the Trust's Bylaws, or, to the Trust's knowledge, of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Trust is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Trust is a party or is bound;
 (d) To the Trust's knowledge, no material legal, administrative, or other proceeding or investigation of, or before, any court or governmental body presently is pending or threatened against the Trust or any of its properties or assets which assert liability on the part of the Trust, except as previously disclosed in writing to the Trust. The Trust knows of no facts that might form the basis for the institution of such proceedings;
 (e) The Trust intends for the Series to be a regulated investment company, under Section 851 of the Code;
 (f) Prior to the Closing Date, there shall be no issued and outstanding Trust Series Shares or any other securities issued by the Series (except for the one share that may be issued to FMR); Trust Series Shares issued in connection with the transactions contemplated herein will be, duly and validly issued and outstanding, fully paid and non-assessable under Delaware law on the Closing Date;
 (g) The execution, delivery, and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of the Trust, and, upon its proper execution, this Agreement will constitute a valid and binding obligation of the Trust enforceable against the Series in accordance with its terms;
 (h) The Trust Series Shares at the Closing will have been duly authorized and, when so issued and delivered, will be duly and validly issued shares of the Series, fully paid and non-assessable under Delaware law;
 (i) The fair market value of the Trust Series Shares to be received by the Fund Shareholders will be equal to the fair market value of their Fund Shares constructively surrendered in exchange therefor;
 (j) The Trust has no plan or intention on behalf of the Series to issue additional Trust Series Shares following the Reorganization except for issuance of shares arising in the ordinary course of the business of the Series as the series of an open-end investment company;
 (k) The Trust has no plan or intention to reacquire the Trust Series Shares issued to the Fund Shareholders pursuant to the Reorganization other than through redemptions arising in the ordinary course of the business of the Series as a series of an open-end investment company;
 (l) Following the Reorganization, the Trust, on behalf of the Series, will continue the Fund's historic business;
 (m) The Trust has no plan or intention to sell or otherwise dispose of any of the Fund's assets to be acquired by the Series in the Reorganization, except for dispositions made in the ordinary course of its business and dispositions necessary to maintain the status of the Series as a regulated investment company under Section 851 of the Code;
 (n) The information to be furnished by the Trust with respect to the Series for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;
 (o) The Trust, on behalf of the Series, shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act as it may deem appropriate in order to operate after the Closing Date; and
 (p) To the Trust's knowledge, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Series of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act.
3. REORGANIZATION
 (a) Subject to the requisite approval of the shareholders of the Fund and to the other terms and conditions contained herein, the Fund agrees to assign, convey, transfer, and deliver to the Series established by the Trust solely for the purpose of acquiring all of the assets of the Fund, which Series has not issued any Trust Series Shares (except for one share that may be issued to FMR) or commenced operations, on the Closing Date all of the assets of the Fund of any kind and nature existing on the Closing Date. The Series agrees in exchange therefor (1) to assume all of the Fund's liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and (2) to issue and deliver to the Fund the number of full and fractional Trust Series Shares equal to the value and number of full and fractional shares of the Fund outstanding at the time of the closing, as described in paragraph 6, on the Closing Date provided for in Section 6(a).
 (b) The assets of the Fund to be acquired by the Series and allocated thereto shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by the Fund, and any deferred or prepaid expenses shown as an asset on the books of the Fund on the Closing Date. The Fund will pay or cause to be paid to the Series any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to the Series hereunder, and the Series will retain any dividend or interest payments received by it after the Valuation Time (as defined in Section 4) with respect to the assets transferred hereunder without regard to the payment date thereof.
 (c) Immediately upon delivery to the Fund of the Trust Series Shares, the individual Trustees of Beacon Street Trust or any officer duly authorized by them, on the Beacon Street Trust's behalf as the then sole shareholder of the Series, shall (1) approve (i) a Management Contract between the Trust on behalf of the Series and FMR, (ii) a Sub-Advisory Agreement between FMR and FMR Texas Inc., (iii) a Distribution and Service Plan under Rule 12b-1 under the 1940 Act between the Trust on behalf of the Series and Fidelity Distributors Corporation (FDC) substantively identical to the plan and contracts currently in effect with the Fund, except as to the parties to such plan or contract, (iv) the independent accountants who currently serve in that capacity for the Fund, and (v) the adoption of revised fundamental policies described in Proposals 1, 3, 7, 8, and 9 of the Proxy Statement.
 (d) Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable (the Liquidation Date), the Fund will constructively distribute the Trust Series Shares pro rata in proportion to their respective shares of beneficial interest in the Fund to Fund Shareholders of record determined as of the Valuation Time on the Closing Date in accordance with the Fund's Trust Instrument, in liquidation of such Fund. Such distribution will be accomplished by the Fund's transfer agent opening accounts on the share records of the Series in the names of such Fund Shareholders and transferring the Trust Series Shares thereto. Each Fund Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) Trust Series Shares due that shareholder. All outstanding Fund Shares, including any represented by certificates, shall simultaneously be canceled on the Fund's share transfer records. The Series shall not issue certificates representing Trust Series Shares in connection with such distribution.
 (e) Immediately after the distribution of the Trust Series Shares as set forth in Section 3(d), the Fund shall be liquidated and terminated and any such further actions shall be taken in connection therewith as required by applicable law.
 (f) Any transfer taxes payable upon issuance of Trust Series Shares in a name other than that of the registered holder on the Fund's books of the Fund Shares constructively exchanged for the Trust Series Shares shall be paid by the person to whom such Trust Series Shares are to be issued, as a condition of such transfer.
 (g) Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the date on which it is liquidated.
4. VALUATION
 (a) The valuation time shall be 4:00 p.m. Eastern time on the Closing Date (the Valuation Time).
 (b) The value of the Fund's net assets to be acquired by the Series hereunder shall be the net asset value computed as of the Valuation Time, using the valuation procedures set forth in the Fund's then current Prospectus and Statement of Additional Information.
 (c) The number, value, and denomination of full and fractional Trust Series Shares to be issued in exchange for the Fund's net assets shall be equal to the number, value, and denomination of full and fractional Fund Shares outstanding on the Closing Date.
 (d) All computations pursuant to this Section shall be made by Fidelity Service Company, Inc. (FSC), a wholly-owned subsidiary of FMR Corp., in accordance with its regular practice as pricing agent for the Fund.
5. FEES; EXPENSES
 (a) The Trust and the Fund each represent that there is no person who dealt with it who by reason of such dealings is entitled to any broker's or finder's fees or commissions arising out of the transactions contemplated hereby.
 (b) Pursuant to the Fund's management contract with FMR, FMR will pay all fees and expenses, including legal, accounting, printing, filing, and proxy solicitation expenses, portfolio transfer taxes (if any), or other similar expenses incurred in connection with the transactions contemplated by this Agreement (but not including costs incurred in connection with the purchase or sale of portfolio securities).
6. CLOSING DATE
 (a) The transfer of the Fund's assets in exchange for the assumption by the Series of the Fund's liabilities and the issuance of Trust Series Shares, as described above, together with related acts necessary to consummate the same, (the Closing), unless otherwise provided herein, shall occur at the principal office of the Beacon Street Trust and the Trust, 82 Devonshire Street, Boston, Massachusetts, on January 21, 1998, or at such other place or date as the parties may agree in writing (the Closing Date). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Valuation Time or at such other time and/or place as the parties may agree.
 (b) In the event that, on the Closing Date: (i) any of the markets for securities held by the Fund are closed to trading, or (ii) trading thereon is restricted, or (iii) trading or reporting of trading on said markets or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and reporting shall have been restored, or such other date as the parties may agree.
 (c) The Fund shall deliver at the Closing a certificate of an authorized officer stating that it has notified UMB Bank, n.a., as custodian for the Fund, of the Fund's reorganization to a series of the Trust.
 (d) Fidelity Service Company, Inc., as transfer agent for the Fund, shall deliver at the Closing a certificate as to the conversion on its books and records of each Fund Shareholder account to an account as a holder of Trust Series Shares. The Trust shall issue and deliver a confirmation to the Fund evidencing the Trust Series Shares to be credited on the Closing Date or provide evidence satisfactory to the Fund that such Trust Series Shares have been credited to the Fund's account on the books of the Trust. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.
7. SHAREHOLDER MEETING AND TERMINATION OF THE FUND
 (a) The Fund agrees to call a meeting of its shareholders (the Shareholder's Meeting) to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby.
 (b) The Fund agrees that as soon as reasonably practicable after distribution of the Trust Series Shares, the Fund shall be liquidated and terminated as a series of Beacon Street Trust pursuant to its Trust Instrument, any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date the Fund shall not conduct any business except in connection with its liquidation and termination.
8. CONDITIONS TO OBLIGATIONS OF THE TRUST
 The obligations of the Trust hereunder shall be subject to the following conditions:
 (a) That the Fund furnishes to the Trust a statement, dated as of the Closing Date, signed by an officer of Beacon Street Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of the Fund made in this Agreement are true and correct in all material respects and that the Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;
 (b) That the Fund furnishes the Trust with copies of the resolutions, certified by an officer of Beacon Street Trust, evidencing the adoption of this Agreement and the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of beneficial interest of the Fund;
 (c) That the Fund shall deliver to the Trust at the Closing a statement of its assets and liabilities, together with a certificate as to the aggregate asset value of the Fund's portfolio securities, all as of the Valuation Time, certified on the Fund's behalf by its Treasurer or Assistant Treasurer;
 (d) That the Fund's custodian shall deliver to the Trust a certificate identifying the assets of the Fund held by such custodian as of the Valuation Time on the Closing Date and stating that at the Valuation Time:
(i) the assets held by the custodian will be transferred to the Series;
(ii) the Fund's assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and (iii) to the best of the custodian's knowledge, all necessary taxes in conjunction with the delivery of the assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made;
 (e) That the Fund's transfer agent shall deliver to the Trust at the Closing a certificate setting forth the number of shares of the Fund outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder;
 (f) That the Fund calls a Shareholder's Meeting to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby;
 (g) That the Fund delivers to the Trust a certificate of an officer of Beacon Street Trust, dated the Closing Date, that there has been no material adverse change in the Fund's financial position since October 31, 1996, other than changes in the market value of its portfolio securities, or changes due to net redemptions of its shares, dividends paid, or losses from operations; and
 (h) That all of the issued and outstanding shares of beneficial interest of the Fund shall have been offered for sale and sold in conformity with all applicable state securities laws and, to the extent that any audit of the records of the Fund or its transfer agent by the Trust or its agents shall have revealed otherwise, the Fund shall have taken all actions that in the opinion of the Trust are necessary to remedy any prior failure on the part of the Fund to have offered for sale and sold such shares in conformity with such laws.
9. CONDITIONS TO OBLIGATIONS OF THE FUND
 The obligations of the Fund hereunder shall be subject to the following conditions:
 (a) That the Trust shall have executed and delivered to the Fund an Assumption of Liabilities, certified by an officer of the Trust, dated as of the Closing Date pursuant to which Trust on behalf of the Series will assume all of the liabilities of the Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement;
 (b) That the Trust furnishes to the Fund a statement, dated as of the Closing Date, signed by an officer of Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of the Series made in this Agreement are true and correct in all material respects, and the Trust has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and
 (c) That the Fund shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to the Fund and the Trust, to the effect that the Trust Series Shares are duly authorized and upon delivery to the Fund as provided in this Agreement will be validly issued and will be fully paid and nonassessable under Delaware law.
10. CONDITIONS TO OBLIGATIONS OF THE FUND AND THE TRUST
 The obligations of the Fund and the Trust hereunder shall be subject to the following conditions:
 (a) That this Agreement shall have been adopted and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of the Fund;
 (b) That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities, including "no action" positions of such federal or state authorities) deemed necessary by the Trust or the Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Trust or the Fund, provided that either party hereto may for itself waive any of such conditions;
 (c) That all proceedings taken by either the Fund or the Series in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to it and its counsel, Kirkpatrick & Lockhart LLP;
 (d) That the Trust shall have taken all necessary action so that the Series shall be a series of a registered open-end investment company under the 1940 Act immediately after the closing.
 (e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement;
 (f) That the Trust and the Fund shall have received an opinion of Kirkpatrick & Lockhart LLP satisfactory to the Trust and the Fund that for federal income tax purposes:
  (i) The Reorganization will be a reorganization under Section 368(a)(1)(F) of the Code, and the Fund and the Series will each be parties to the Reorganization under section 368(b) of the Code;
  (ii) No gain or loss will be recognized by the Fund upon the transfer of all of its assets to the Series in exchange solely for the Trust Series Shares and the assumption of the Fund's liabilities followed by the distribution of those the Trust Series Shares to the shareholders of the Fund in liquidation of the Fund;
  (iii) No gain or loss will be recognized by the Series on the receipt of the Fund's assets in exchange solely for the the Trust Series Shares and the assumption of the Fund's liabilities;
  (iv) The basis of the Fund's assets in the hands of the Series will be the same as the basis of such assets in the Fund's hands immediately prior to the Reorganization;
  (v) The Series' holding period in the assets to be received from the Fund will include the Fund's holding period in such assets;
  (vi) A Fund Shareholder will recognize no gain or loss on the exchange of his or her shares of beneficial interest in the Fund for the Trust Series Shares in the Reorganization;
  (vii) A Fund Shareholder's basis in the the Trust Series Shares to be received by him or her will be the same as his or her basis in the Fund Shares exchanged therefor;
  (viii) A Fund Shareholder's holding period for his or her Trust Series Shares will include the holding period of the Fund Shares exchanged, provided that those Fund Shares were held as capital assets on the date of the Reorganization.
 Notwithstanding anything herein to the contrary, neither the Fund nor the Trust may waive the conditions set forth in this subsection 10(f).
11. COVENANTS OF THE FUND AND THE TRUST
 (a) The Fund covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions.
 (b) The Fund covenants that the Trust Series Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.
 (c) The Fund covenants that it will assist the Trust in obtaining such information as the Trust reasonably requests concerning the beneficial ownership of Fund Shares.
 (d) The Fund covenants that its liquidation and termination will be effected in the manner provided in its Trust Instrument in accordance with applicable law and, after the Closing Date, the Fund will not conduct any business except in connection with its liquidation and termination.
12. TERMINATION; WAIVER
 (a) The Trust and the Fund may terminate this Agreement by mutual agreement. In addition, either the Trust or the Fund may at its option terminate this Agreement at or prior to the Closing Date because:
  (i) Of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or
  (ii) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.
 (b) In the event of any such termination, there shall be no liability for damages on the part of the Trust or the Fund, or their respective Trustees or officers.
13. SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES
 (a). This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of the State of Delaware.
 (b) This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the respective President, any Vice President, or Treasurer of the Series or the Fund; provided, however, that following the shareholders' meeting called by the Fund pursuant to Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Series Shares to be received by the Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.
 (c) Either Fund may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the interests of such Fund's shareholders.
 The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.
14. TRUST INSTRUMENTS
 A copy of the Trust Instrument of the Trust and Beacon Street Trust is on file with the Secretary of State of the State of Delaware, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust and Beacon Street Trust as trustees and not individually and that the obligations of the Fund and the Series under this instrument are not binding upon any of such Fund's or Trust's Trustees, officers, or shareholders individually but are binding only upon the assets and property of such Fund or Series. The Fund and the Trust each agrees that its obligations hereunder apply only to such Fund and the Series, respectively, and not to its shareholders individually or to the Trustees of such Fund or Series.
15. ASSIGNMENT.
 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.
 This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.
 IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.
[Signature Lines Omitted]
EXHIBIT 4
FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS (A)

INVESTMENT                         FISCAL         AVERAGE         RATIO OF NET
OBJECTIVE AND FUND                 YEAR END (A)   NET ASSETS      ADVISORY FEES
                                                  (MILLIONS)(B)   TO AVERAGE
                                                                  NET ASSETS
                                                                  PAID
                                                                  TO FMR (C)

MUNICIPAL MONEY MARKET ((yen))

Daily Money Fund: Capital
Reserves:

 Municipal Money Market             7/31/96       $ 131.6                          0.29%*

Spartan Arizona Municipal           8/31/96        66.9                            0.22*
Money Market

Spartan Municipal Money Market      8/31/96        2,280.1                         0.39*

Daily Tax-Exempt Money              10/31/96       521.4                           0.4   0    *

Municipal Money Market              10/31/96       3,673.6                         0.30

Spartan New Jersey Municipal        10/31/96       491.1                           0.35*
Money Market

Connecticut Municipal Money         11/30/96       330.7                           0.40
Market

New Jersey Municipal Money          11/30/96       436.4                           0.40
Market

Spartan Connecticut Municipal

 Money Market                       11/30/96       180.9                           0.50

Spartan Florida Municipal Money     11/30/96       391.7                           0.50
Market

Michigan Municipal Money            12/31/96       235.5                           0.40
Market

Ohio Municipal Money Market         12/31/96       311.8                           0.40

Spartan Pennsylvania Municipal

 Money Market                       12/31/96       237.1                           0.50

Massachusetts Municipal Money       1/31/97        877.1                           0.39
Market

New York Municipal Money            1/31/97        826.6                           0.40
Market

Spartan Massachusetts Municipal     1/31/97        574.4                           0.50
Money Market

Spartan New York Municipal

 Money Market                       1/31/97        703.2                           0.50

California Municipal Money          2/28/97        742.8                           0.39
Market

Spartan California Municipal        2/28/97        1,343.5                         0.35*
Money Market

Institutional Tax-Exempt Cash
Portfolios:
Tax-Exempt:

  Class I                           3/31/97        1,998.4                         0.20*

  Class II                          3/31/97        122.4                           0.20*

  Class III                         3/31/97        13.9                            0.20*


(a) All fund data is as of the fiscal year end noted.
(b) Average net assets are computed on the basis of average net assets of each fund or class at the close of business on each business day throughout its fiscal period.
(c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by an (*).
((yen)) Fidelity Management & Research Company has entered into a sub-advisory agreement with FMR Texas Inc., with respect to each fund.

SNJ/TEM-PXS-0997 CUSIP#316048206/FUND#423
 CUSIP#316048107/FUND#010
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY BEACON STREET TRUST: FIDELITY MUNICIPAL MONEY MARKET FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Ralph F. Cox, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity
Beacon Street Trust:    Fidelity Municipal Money Market Fund     which the
undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St.,
Boston, MA 02109, on November 19, 1997 at 9:00 a.m.    Eastern time     and
at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip# 316048107/fund# 010

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------
--------------------

__________________________________________________________________________
___________________

   2    .   To approve an amended management contract for           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]      2.
            Fidelity Municipal Money Market Fund

   4.       To amend Fidelity Municipal Money Market Fund's         FOR [  ]   AGAINST [  ]   ABSTAIN [ ]      4.
            fundamental investment limitation concerning
            diversification to exclude securities of other
            investment companies from the limitation.

   5.       To approve an agreement and plan providing for the      FOR [  ]   AGAINST [  }   ABSTAIN [ ]      5.
            reorganization of Fidelity Municipal Money Market
            Fund from a separate series of one Delaware business
            trust to another.


MMM/SNJ-PXC-0997    cusip # 316048107/fund# 010
Vote this proxy card TODAY!  Your prompt response will
save the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY BEACON STREET TRUST: SPARTAN NEW JERSEY MUNICIPAL MONEY MARKET
FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Ralph F. Cox, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity
Beacon Street Trust:    Spartan New Jersey Municipal Money Market Fund
which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on November 19, 1997 at 9:00 a.m.
   Eastern time     and at any adjournments thereof.  All powers may be
exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip# 316048206/fund# 423

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------
--------------------

__________________________________________________________________________
___________________

   1.       To adopt a new fundamental policy for Spartan New       FOR [  ]   AGAINST [  ]   ABSTAIN [ ]      1.
            Jersey Municipal Money Market Fund permitting the
            fund to invest all of its assets in another open-end
            investment company with substantially the same
            investment objective and policies.

   3.       To amend Spartan New Jersey Municipal Money             FOR [  ]   AGAINST [  ]   ABSTAIN [ ]      3.
            Market Fund's fundamental investment limitation
            concerning real estate.

   6.       To approve an agreement and plan providing for the      FOR [  ]   AGAINST [  ]   ABSTAIN [ ]      6.
            reorganization of Spartan New Jersey Municipal
            Money Market Fund from a separate series of one
            Delaware business trust to another.

   7.       To amend Spartan New Jersey Municipal Money             FOR [  ]   AGAINST [  ]   ABSTAIN [ ]      7.
            Market Fund's fundamental investment limitation
            concerning the issuance of senior securities.

   8.       To amend Spartan New Jersey Municipal Money             FOR [  ]   AGAINST [  ]   ABSTAIN [ ]      8.
            Market Fund's fundamental investment limitation
            concerning borrowing.

   9.       To amend Spartan New Jersey Municipal Money             FOR [  ]   AGAINST [  ]   ABSTAIN [ ]      9.
            Market Fund's fundamental investment limitation
            concerning the concentration of its investments in a
            single industry.


MMM/SNJ-PXC-0997    cusip # 316048206/fund# 423
Differences between printed and EDGAR versions of enclosed Proxy Statement
1.  Text in printed version which is underscored to show insertions have
been enclosed with ((   )) in the EDGAR version.